UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.21

ANNUAL REPORT

AB HIGH INCOME FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

ANNUAL REPORT

December 9, 2021

This report provides management’s discussion of fund performance for the AB High Income Fund for the annual reporting period ended October 31, 2021.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB HIGH INCOME FUND[1]

Class A Shares	2.61%	12.67%

Class C Shares	2.30%	11.80%

Advisor Class Shares[2]	2.86%	13.07%

Class R Shares[2]	2.51%	12.33%

Class K Shares[2]	2.68%	12.68%

Class I Shares[2]	2.72%	13.06%

Class Z Shares[2]	2.89%	13.14%

Primary Benchmark: Bloomberg Global High Yield Index (USD hedged)	1.04%	9.07%

Blended Benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg US Corporate HY 2% Issuer Capped Index	1.04%	6.57%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Global High Yield Index (USD hedged), and its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2021.

During the 12-month period, all share classes outperformed the primary benchmark, before sales charges. Security selection was the main

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contributor, relative to the benchmark, mostly from gains within energy, capital goods, services and consumer noncyclical that exceeded losses within finance—other and airlines. Industry allocation also contributed due to off-benchmark exposures to high-yield credit default swaps and commercial mortgage-backed securities (“CMBS”) and an underweight to real estate investment trusts (“REITs”), although exposure to US Treasuries and an underweight to energy detracted. Country allocation detracted, as off-benchmark exposure to Colombia, Brazil, Russia, Mexico and Turkey was only partially offset by gains in the eurozone and Canada. Yield-curve positioning was a minor detractor, and currency decisions did not materially impact performance during the period.

During the six-month period, all share classes outperformed the primary benchmark, before sales charges. Industry allocation contributed the most, due to an underweight to REITs, as well as off-benchmark exposures to CMBS, sovereign bonds and credit risk-transfer securities. Security selection also contributed, as gains within energy, consumer noncyclical and REITs were greater than losses within technology and sovereign bonds. Currency decisions were a minor contributor, mostly from a long position in the Russian ruble. Country and yield-curve positioning did not have a meaningful impact on performance, since a small gain in country allocation was offset by a small loss due to yield-curve positioning.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaps and interest rate swaptions to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single-name and index, were used to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income market returns were mixed for the 12-month period ended October 31, 2021. Longer-term treasury returns fell in most major developed markets on rising yields—particularly in Australia, Canada, and the UK. Global inflation-linked bonds outperformed US Treasuries. Relatively low interest rates set the stage for the continued outperformance of risk assets, led by the performance of high-yield corporate bonds—particularly in the US, eurozone, and emerging markets. Emerging-market hard-currency sovereign bonds also had strong performance, mostly from the high-yield component. Emerging- and developed-market investment-grade corporate bonds also posted positive performance, with the US outperforming the eurozone. Securitized assets outperformed, especially CMBS. Local-currency sovereign bonds trailed, as the US dollar was mixed against emerging-market currencies and fell versus most

abfunds.com	AB HIGH INCOME FUND | 3

developed-market currencies except the yen and South Korean won. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-income strategy with a global, multi-sector approach. The Team pursues an attractive risk/return profile by managing currency exposure, and invests in treasury inflation-protected securities, while also seeking to enhance returns with other selective investments in global fixed income and high yield.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local-currency government bonds issued by emerging markets. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to

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DISCLOSURES AND RISKS (continued)

have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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DISCLOSURES AND RISKS (continued)

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-

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DISCLOSURES AND RISKS (continued)

backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2011 TO 10/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Fund Class A shares (from 10/31/2011 to 10/31/2021) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.84%

1 Year	12.67%	7.93%

5 Years	4.74%	3.85%

10 Years	5.98%	5.52%

CLASS C SHARES			4.23%

1 Year	11.80%	10.80%

5 Years	3.90%	3.90%

10 Years[2]	5.14%	5.14%

ADVISOR CLASS SHARES[3]			5.29%

1 Year	13.07%	13.07%

5 Years	5.03%	5.03%

10 Years	6.27%	6.27%

CLASS R SHARES[3]			4.59%

1 Year	12.33%	12.33%

5 Years	4.35%	4.35%

10 Years	5.59%	5.59%

CLASS K SHARES[3]			4.90%

1 Year	12.68%	12.68%

5 Years	4.67%	4.67%

10 Years	5.94%	5.94%

CLASS I SHARES[3]			5.21%

1 Year	13.06%	13.06%

5 Years	5.03%	5.03%

10 Years	6.30%	6.30%

CLASS Z SHARES[3]			5.34%

1 Year	13.14%	13.14%

5 Years	5.09%	5.09%

Since Inception[4]	5.07%	5.07%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.86%, 1.62%, 0.61%, 1.28%, 0.93%, 0.58% and 0.54% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2021.

2	Assumes conversion of Class C shares into Class A shares after eight years.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	8.33%

5 Years	3.93%

10 Years	6.10%

CLASS C SHARES

1 Year	11.19%

5 Years	3.98%

10 Years[1]	5.72%

ADVISOR CLASS SHARES[2]

1 Year	13.33%

5 Years	5.08%

10 Years	6.85%

CLASS R SHARES[2]

1 Year	12.57%

5 Years	4.41%

10 Years	6.16%

CLASS K SHARES[2]

1 Year	13.07%

5 Years	4.76%

10 Years	6.53%

CLASS I SHARES[2]

1 Year	13.46%

5 Years	5.12%

10 Years	6.89%

CLASS Z SHARES[2]

1 Year	13.54%

5 Years	5.17%

Since Inception[3]	5.13%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,026.10	$4.24	0.83%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%
Class C
Actual	$1,000	$1,023.00	$8.01	1.57%
Hypothetical**	$1,000	$1,017.29	$7.98	1.57%
Advisor Class
Actual	$1,000	$1,028.60	$2.97	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%
Class R
Actual	$1,000	$1,025.10	$6.43	1.26%
Hypothetical**	$1,000	$1,018.85	$6.41	1.26%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$1,026.80	$4.70	0.92%
Hypothetical**	$1,000	$1,020.57	$4.69	0.92%
Class I
Actual	$1,000	$1,027.20	$2.96	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%
Class Z
Actual	$1,000	$1,028.90	$2.66	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,489.2

1

All data are as of October 31, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.4% or less in the following security types: Emerging Markets–Treasuries, Governments–Sovereign Bonds, Inflation-Linked Securities, Local Governments–US Municipal Bonds, Rights and Warrants.

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PORTFOLIO SUMMARY (continued)

October 31, 2021 (unaudited)

1

All data are as of October 31, 2021. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Angola, Australia, Bermuda, Chile, Czech Republic, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Gabon, Ghana, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Ivory Coast, Jamaica, Jersey (Channel Islands), Macau, Morocco, Netherlands, Nigeria, Norway, Oman, Panama, Peru, Senegal, South Africa, Sweden, Switzerland, Trinidad & Tobago, Turkey, Ukraine, United Republic of Tanzania, Venezuela and Zambia.

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PORTFOLIO OF INVESTMENTS

October 31, 2021

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 56.6%
Industrial – 48.6%
Basic – 3.1%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)	U.S.$	759	$790,186
Ahlstrom-Munksjo Holding 3 Oy 3.625%, 02/04/2028(a)	EUR	955	1,097,256
4.875%, 02/04/2028(a)	U.S.$	4,788	4,780,713
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		1,716	1,632,658
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%, 06/15/2027(a)		1,485	1,535,119
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026(a)		532	565,905
9.875%, 10/17/2025(a)		4,854	5,555,091
Commercial Metals Co. 4.875%, 05/15/2023		2,249	2,333,800
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		1,721	1,781,857
Diamond BC BV 4.625%, 10/01/2029(a)		1,402	1,418,276
Element Solutions, Inc. 3.875%, 09/01/2028(a)		2,415	2,413,993
ERP Iron Ore, LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		1,355	1,028,380
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		12,055	12,251,223
4.50%, 09/15/2027(a)		1,475	1,547,660
Freeport-McMoRan, Inc. 5.40%, 11/14/2034		33	40,303
5.45%, 03/15/2043		5,095	6,407,427
Glatfelter Corp. 4.75%, 11/15/2029(a)		4,315	4,395,845
Hecla Mining Co. 7.25%, 02/15/2028		983	1,058,032
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)		5,122	5,549,634
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(a)	EUR	108	126,016
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)		5,634	6,338,405
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	4,788	4,709,852

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)	U.S.$	3,201	$3,369,670
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		6,418	6,608,354
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(a)		2,189	2,444,749
Kleopatra Finco SARL 4.25%, 03/01/2026(a)	EUR	5,384	5,969,898
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 05/15/2026(a)		5,940	7,044,542
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)	U.S.$	16,121	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029		3,306	3,286,769
Olin Corp. 5.625%, 08/01/2029		1,124	1,229,139
Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group Issuer LLC/Reynolds Gro 4.00%, 10/15/2027(a)		8,776	8,584,718
Peabody Energy Corp. 8.50% (6.00% Cash and 2.50% PIK), 12/31/2024(a)(f)		449	422,413
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(a)		500	511,250
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)		933	951,349
SCIL IV LLC/SCIL USA Holdings LLC 4.375%, 11/01/2026(a)	EUR	1,267	1,470,737
5.375%, 11/01/2026(a)	U.S.$	4,506	4,554,598
SPCM SA 3.125%, 03/15/2027(a)		3,640	3,628,104
3.375%, 03/15/2030(a)		4,197	4,126,071
Unifrax Escrow Issuer Corp. 5.25%, 09/30/2028(a)		703	703,319
7.50%, 09/30/2029(a)		1,091	1,084,680
United States Steel Corp. 6.25%, 03/15/2026(h)		2,238	2,307,937
Valvoline, Inc. 4.25%, 02/15/2030(a)		10,847	11,009,769
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		472	479,448
5.625%, 08/15/2029(a)		2,910	2,934,570

			140,079,715

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 2.6%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)	U.S.$	6,594	$6,437,393
4.00%, 09/01/2029(a)		5,355	5,311,625
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		2,072	2,113,961
5.25%, 04/30/2025(a)		2,000	2,070,000
Bombardier, Inc. 7.50%, 12/01/2024-03/15/2025(a)		11,779	12,104,639
7.875%, 04/15/2027(a)		2,481	2,580,163
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		3,893	3,842,279
Colfax Corp. 6.375%, 02/15/2026(a)		876	913,232
EnerSys 4.375%, 12/15/2027(a)		5,050	5,302,764
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		5,660	5,744,608
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		6,532	6,752,455
GFL Environmental, Inc. 4.25%, 06/01/2025(a)		333	343,379
4.75%, 06/15/2029(a)		895	903,700
5.125%, 12/15/2026(a)		2,000	2,094,336
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		2,757	3,020,686
Griffon Corp. 5.75%, 03/01/2028		1,681	1,757,778
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		1,036	1,047,966
LSB Industries, Inc. 6.25%, 10/15/2028(a)		2,035	2,056,416
Madison IAQ LLC 5.875%, 06/30/2029(a)		5,174	5,134,428
Moog, Inc. 4.25%, 12/15/2027(a)		347	357,516
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		2,742	2,793,556
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	7,486	8,959,207
Tervita Corp. 11.00%, 12/01/2025(a)	U.S.$	5,242	6,017,135
Titan Holdings II BV 5.125%, 07/15/2029(a)	EUR	2,767	3,166,665

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TK Elevator Holdco GmbH 7.625%, 07/15/2028(a)	U.S.$	2,085	$2,211,572
TransDigm, Inc. 4.625%, 01/15/2029		3,591	3,568,191
4.875%, 05/01/2029		6,167	6,187,535
8.00%, 12/15/2025(a)		3,335	3,547,209
Triumph Group, Inc. 6.25%, 09/15/2024(a)		1,966	1,964,055
7.75%, 08/15/2025		2,289	2,326,438
8.875%, 06/01/2024(a)		3,221	3,549,290
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	132	153,431
Wesco Distribution, Inc. 7.125%, 06/15/2025(a)	U.S.$	7	7,447
7.25%, 06/15/2028(a)		2,462	2,718,102

			117,059,157

Communications - Media – 5.8%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		7,124	7,432,164
Altice Financing SA 5.75%, 08/15/2029(a)		25,958	25,570,492
AMC Networks, Inc. 4.25%, 02/15/2029		8,644	8,517,720
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		2,341	2,367,365
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	815	941,835
5.375%, 03/01/2025(a)	U.S.$	8,793	9,051,342
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(a)		36,644	37,019,156
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		3,000	3,078,789
CSC Holdings LLC 4.50%, 11/15/2031(a)		6,832	6,628,982
5.00%, 11/15/2031(a)		4,734	4,397,227
5.375%, 02/01/2028(a)		4,139	4,265,816
5.75%, 01/15/2030(a)		2,452	2,417,180
7.50%, 04/01/2028(a)		2,326	2,484,911
DISH DBS Corp. 5.00%, 03/15/2023		1,148	1,187,896
5.125%, 06/01/2029		8,150	7,848,914
5.875%, 11/15/2024		1,199	1,279,446
7.375%, 07/01/2028		6,580	6,924,226
7.75%, 07/01/2026		335	372,880
DISH Network Corp. 3.375%, 08/15/2026(i)		4,275	4,360,452

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gray Escrow II, Inc. 5.375%, 11/15/2031(a)	U.S.$	8,103	$8,195,024
iHeartCommunications, Inc. 6.375%, 05/01/2026		758	794,596
8.375%, 05/01/2027		1,375	1,464,120
Lamar Media Corp. 4.875%, 01/15/2029		559	586,443
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		7,167	7,561,986
Liberty Interactive LLC 3.75%, 02/15/2030(i)		2,211	1,700,877
Mav Acquisition Corp. 5.75%, 08/01/2028(a)		4,714	4,631,269
8.00%, 08/01/2029(a)		4,714	4,584,365
Meredith Corp. 6.875%, 02/01/2026		11,299	11,712,793
National CineMedia LLC 5.875%, 04/15/2028(a)		3,387	3,138,893
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(a)		1,403	1,402,557
Scripps Escrow II, Inc. 5.375%, 01/15/2031(a)		2,485	2,436,600
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		6,473	6,168,250
5.50%, 03/01/2030(a)		4,371	4,180,045
Sirius XM Radio, Inc. 4.00%, 07/15/2028(a)		30,900	31,108,004
5.50%, 07/01/2029(a)		110	118,718
TEGNA, Inc. 5.00%, 09/15/2029		2,970	3,008,125
5.50%, 09/15/2024(a)		301	304,547
Univision Communications, Inc. 4.50%, 05/01/2029(a)		2,866	2,898,061
5.125%, 02/15/2025(a)		1,398	1,423,041
6.625%, 06/01/2027(a)		1,134	1,227,272
9.50%, 05/01/2025(a)		836	908,198
UPC Holding BV 5.50%, 01/15/2028(a)		4,547	4,720,468
Urban One, Inc. 7.375%, 02/01/2028(a)		12,257	12,872,864
Virgin Media Secured Finance PLC 4.50%, 08/15/2030(a)		3,734	3,730,346
5.50%, 05/15/2029(a)		333	350,731
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		985	1,000,247

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ziggo BV 5.50%, 01/15/2027(a)	U.S.$	1,225	$1,263,431

			259,638,664

Communications - Telecommunications – 3.1%
Altice France SA/France 5.125%, 07/15/2029(a)		17,779	17,302,449
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		7,696	7,955,740
Consolidated Communications, Inc. 5.00%, 10/01/2028(a)		2,987	3,024,711
6.50%, 10/01/2028(a)		10,220	10,886,781
DKT Finance ApS 7.00%, 06/17/2023(a)	EUR	3,874	4,554,761
9.375%, 06/17/2023(a)	U.S.$	3,093	3,147,939
Embarq Corp. 7.995%, 06/01/2036		16,261	17,977,575
Iliad Holding SAS 6.50%, 10/15/2026(a)		1,856	1,913,730
7.00%, 10/15/2028(a)		2,668	2,754,259
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(e)(j)		7,915	3,994,805
9.75%, 07/15/2025(a)(e)(j)		1,446	745,387
Kaixo Bondco Telecom SA 5.125%, 09/30/2029(a)	EUR	3,191	3,658,042
Level 3 Financing, Inc. 4.25%, 07/01/2028(a)	U.S.$	2,458	2,434,035
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)		4,742	4,580,964
Series Y 7.50%, 04/01/2024		262	288,484
Sprint Capital Corp. 8.75%, 03/15/2032		844	1,259,810
Sprint Corp. 7.625%, 03/01/2026		137	164,419
Switch Ltd. 4.125%, 06/15/2029(a)		5,822	5,863,580
Telecom Italia Capital SA 7.20%, 07/18/2036		5,713	6,959,423
7.721%, 06/04/2038		6,995	8,979,134
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)		21,380	21,528,372
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(a)		9,218	9,006,698

			138,981,098

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 3.0%
Adient US LLC 9.00%, 04/15/2025(a)	U.S.$	3,859	$4,135,401
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		913	984,204
Aston Martin Capital Holdings Ltd. 10.50%, 11/30/2025(a)		6,401	7,018,346
15.00% (8.89% Cash and 6.11% PIK), 11/30/2026(a)(f)		8,435	9,748,733
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	1,055	1,247,865
6.25%, 05/15/2026(a)	U.S.$	3,781	3,956,078
Dana, Inc. 4.25%, 09/01/2030		3,854	3,899,171
5.375%, 11/15/2027		651	682,542
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		5,841	6,104,771
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(b)(c)(e)(g)		18,493	– 0	–
(First Lien) 11.00%, 10/31/2024(b)(c)(e)(g)		7,590	– 0	–
Ford Motor Co. 8.50%, 04/21/2023		7,431	8,142,876
9.00%, 04/22/2025		2,901	3,488,777
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		3,138	3,128,288
5.125%, 06/16/2025		955	1,037,225
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029(a)		3,697	3,899,282
5.25%, 07/15/2031(a)		3,380	3,594,234
Jaguar Land Rover Automotive PLC 5.50%, 07/15/2029(a)		6,351	6,123,455
5.875%, 11/15/2024(a)	EUR	667	825,026
5.875%, 01/15/2028(a)	U.S.$	6,393	6,360,548
7.75%, 10/15/2025(a)		6,597	7,125,415
Mclaren Finance PLC 7.50%, 08/01/2026(a)		9,232	9,233,983
Meritor, Inc. 4.50%, 12/15/2028(a)		7,032	7,028,556
6.25%, 06/01/2025(a)		2,099	2,201,363
PM General Purchaser LLC 9.50%, 10/01/2028(a)		6,681	6,966,972
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		2,939	3,017,250
Tenneco, Inc. 5.00%, 07/15/2026(h)		2,571	2,507,128
7.875%, 01/15/2029(a)		5,477	5,988,226

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Titan International, Inc. 7.00%, 04/30/2028(a)	U.S.$	7,168	$7,372,275
ZF Europe Finance BV 2.00%, 02/23/2026(a)	EUR	1,200	1,390,944
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)	U.S.$	5,955	6,435,272

			133,644,206

Consumer Cyclical - Entertainment – 2.9%
Carnival Corp. 4.00%, 08/01/2028(a)		8,433	8,401,376
5.75%, 03/01/2027(a)		6,463	6,576,103
9.875%, 08/01/2027(a)		3,689	4,260,795
10.125%, 02/01/2026(a)	EUR	3,260	4,314,264
Carnival PLC 1.00%, 10/28/2029		737	666,378
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)	U.S.$	12,465	12,963,427
Cinemark USA, Inc. 5.25%, 07/15/2028(a)		3,001	2,929,229
Mattel, Inc. 3.75%, 04/01/2029(a)		9,492	9,862,787
Motion Bondco DAC 4.50%, 11/15/2027(a)	EUR	2,973	3,267,704
NCL Corp., Ltd. 5.875%, 03/15/2026(a)	U.S.$	9,883	9,923,553
Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026-04/01/2028(a)		25,270	25,604,993
10.875%, 06/01/2023(a)		7,068	7,880,820
11.50%, 06/01/2025(a)		7,586	8,619,592
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		4,914	5,263,169
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		1,901	2,021,744
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		1,447	1,524,910
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		4,065	3,941,984
7.00%, 02/15/2029(a)		5,016	5,037,440
13.00%, 05/15/2025(a)		2,788	3,196,422
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		1,018	1,012,493

			127,269,183

Consumer Cyclical - Other – 2.9%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		4,216	4,408,687

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Beazer Homes USA, Inc. 6.75%, 03/15/2025	U.S.$	1,563	$1,613,804
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		5,889	5,906,484
6.25%, 09/15/2027(a)		7,295	7,614,065
Caesars Entertainment, Inc. 4.625%, 10/15/2029(a)		7,351	7,394,871
6.25%, 07/01/2025(a)		2,507	2,638,901
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		1,528	1,586,370
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(a)		2,842	2,749,388
Empire Communities Corp. 7.00%, 12/15/2025(a)		1,563	1,626,361
Everi Holdings, Inc. 5.00%, 07/15/2029(a)		1,140	1,167,492
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		6,001	6,253,030
Forestar Group, Inc. 3.85%, 05/15/2026(a)		2,881	2,881,971
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(a)		1,671	1,780,362
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		6,626	6,469,804
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		3,307	3,296,679
5.00%, 06/01/2029(a)		3,417	3,487,139
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		1,588	1,666,598
International Game Technology PLC 3.50%, 06/15/2026(a)	EUR	1,026	1,214,377
4.125%, 04/15/2026(a)	U.S.$	513	530,091
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(a)		3,376	3,545,825
Mattamy Group Corp. 4.625%, 03/01/2030(a)		4,691	4,761,191
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)		2,350	2,394,053
5.875%, 09/01/2031(a)		2,350	2,397,075
Scientific Games International, Inc. 3.375%, 02/15/2026(a)	EUR	970	1,132,126
5.00%, 10/15/2025(a)	U.S.$	2,999	3,089,747

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028-04/01/2029(a)	U.S.$	7,822	$7,890,394
Standard Industries, Inc./NJ 4.375%, 07/15/2030(a)		1,011	1,014,563
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		8,781	8,710,563
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		2,782	3,061,483
5.875%, 06/15/2027(a)		2,493	2,798,348
Travel + Leisure Co. 4.625%, 03/01/2030(a)		10,068	10,438,503
6.625%, 07/31/2026(a)		3,533	3,944,140
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 4.25%, 05/30/2023(a)		333	336,114
5.50%, 03/01/2025(a)		2,020	2,055,093
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		3,075	3,091,908
7.75%, 04/15/2025(a)		6,444	6,789,450

			131,737,050

Consumer Cyclical - Restaurants – 0.7%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		6,965	6,947,955
4.00%, 10/15/2030(a)		8,721	8,460,217
4.375%, 01/15/2028(a)		83	83,476
5.75%, 04/15/2025(a)		2,614	2,725,829
IRB Holding Corp. 6.75%, 02/15/2026(a)		3,291	3,367,940
7.00%, 06/15/2025(a)		422	447,048
Yum! Brands, Inc. 4.625%, 01/31/2032		6,784	7,073,700

			29,106,165

Consumer Cyclical - Retailers – 2.2%
Arko Corp. 5.125%, 11/15/2029(a)		4,612	4,496,868
Bath & Body Works, Inc. 5.25%, 02/01/2028		531	572,939
6.625%, 10/01/2030(a)		3,212	3,594,283
6.75%, 07/01/2036		1,479	1,776,412
6.875%, 11/01/2035		7,429	9,023,709
7.50%, 06/15/2029		492	555,892
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)		2,653	2,543,400

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dufry One BV 2.50%, 10/15/2024(a)	EUR	2,044	$2,328,345
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)	U.S.$	1,246	1,206,475
Gap, Inc. (The) 3.625%, 10/01/2029(a)		2,335	2,290,050
3.875%, 10/01/2031(a)		2,335	2,290,794
LBM Acquisition LLC 6.25%, 01/15/2029(a)		1,147	1,113,347
Levi Strauss & Co. 3.50%, 03/01/2031(a)		2,970	3,008,048
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		7,693	7,776,244
7.875%, 05/01/2029(a)		6,100	6,180,203
Murphy Oil USA, Inc. 5.625%, 05/01/2027		503	524,525
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		139	145,968
PetSmart, Inc./PetSmart Finance Corp. 4.75%, 02/15/2028(a)		956	982,555
7.75%, 02/15/2029(a)		2,766	2,993,621
Rite Aid Corp. 7.50%, 07/01/2025(a)		6,326	6,357,555
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		6,261	6,520,140
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		1,536	1,579,988
Staples, Inc. 7.50%, 04/15/2026(a)		2,855	2,891,356
10.75%, 04/15/2027(a)		6,383	6,093,246
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		4,220	4,594,612
White Cap Buyer LLC 6.875%, 10/15/2028(a)		6,674	6,899,963
White Cap Parent LLC 8.25%, 03/15/2026(a)(f)		1,679	1,696,762
William Carter Co. (The) 5.50%, 05/15/2025(a)		4,156	4,348,740
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		5,859	5,783,118

			100,169,158

Consumer Non-Cyclical – 6.9%
180 Medical, Inc. 3.875%, 10/15/2029(a)		4,968	4,999,135

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(a)	U.S.$	5,204	$5,453,986
AdaptHealth LLC 4.625%, 08/01/2029(a)		7,234	7,164,637
6.125%, 08/01/2028(a)		1,532	1,624,847
AHP Health Partners, Inc. 5.75%, 07/15/2029(a)		4,713	4,734,124
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		3,290	3,442,251
4.875%, 02/15/2030(a)		2,263	2,425,323
7.50%, 03/15/2026(a)		333	358,786
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		828	881,097
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		11,713	12,061,243
6.125%, 04/15/2025(a)		1,974	2,011,968
6.25%, 02/15/2029(a)		900	871,868
7.25%, 05/30/2029(a)		711	720,899
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		419	443,786
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		3,048	3,078,628
4.00%, 03/15/2031(a)		4,027	4,167,222
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)		1,291	1,291,073
5.625%, 03/15/2027(a)		2,114	2,212,738
6.125%, 04/01/2030(a)		17,171	16,885,222
6.875%, 04/01/2028-04/15/2029(a)		14,378	14,533,342
Cidron Aida Finco SARL 5.00%, 04/01/2028(a)	EUR	949	1,080,478
DaVita, Inc. 3.75%, 02/15/2031(a)	U.S.$	3,645	3,455,112
4.625%, 06/01/2030(a)		10,593	10,653,543
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		7,410	7,147,911
Endo Luxembourg Finance Co. I SARL/Endo US, Inc. 6.125%, 04/01/2029(a)		1,302	1,283,628
Global Medical Response, Inc. 6.50%, 10/01/2025(a)		2,750	2,729,530
Grifols Escrow Issuer SA 3.875%, 10/15/2028(a)(h)	EUR	6,477	7,504,663
4.75%, 10/15/2028(a)	U.S.$	3,582	3,639,465
Gruenenthal GmbH 4.125%, 05/15/2028(a)	EUR	738	883,482

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	3,948	$4,520,244
5.00%, 10/15/2026(a)	U.S.$	333	342,643
Jazz Securities DAC 4.375%, 01/15/2029(a)		5,382	5,530,005
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		10,638	10,236,728
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		5,418	5,424,343
4.375%, 01/31/2032(a)		5,802	5,809,840
Legacy LifePoint Health LLC 6.75%, 04/15/2025(a)		333	349,652
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(e)(j)		2,552	1,148,773
ModivCare Escrow Issuer, Inc. 5.00%, 10/01/2029(a)		2,643	2,688,124
ModivCare, Inc. 5.875%, 11/15/2025(a)		999	1,049,699
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)		6,982	6,948,447
5.25%, 10/01/2029(a)		14,103	14,334,103
Newell Brands, Inc. 4.70%, 04/01/2026		3,038	3,327,851
4.875%, 06/01/2025		748	818,980
Nidda Healthcare Holding GmbH 3.50%, 09/30/2024(a)	EUR	6,935	7,892,325
Option Care Health, Inc. 4.375%, 10/31/2029(a)	U.S.$	6,030	6,089,124
Organon & Co./Organon Foreign Debt Co-Issuer BV 5.125%, 04/30/2031(a)		11,223	11,575,456
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		5,068	5,112,826
Paysafe Finance PLC/Paysafe Holdings US Corp. 4.00%, 06/15/2029(a)		5,267	5,016,818
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		5,952	5,960,196
Post Holdings, Inc. 4.50%, 09/15/2031(a)		7,969	7,821,581
4.625%, 04/15/2030(a)		6,624	6,663,770
5.50%, 12/15/2029(a)		4,151	4,414,705
5.75%, 03/01/2027(a)		333	345,541
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		7,622	7,557,630

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Radiology Partners, Inc. 9.25%, 02/01/2028(a)	U.S.$	950	$1,007,338
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		11,464	12,096,669
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		2,030	2,031,346
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		3,322	3,262,245
5.75%, 07/15/2025		6	6,153
Sunshine Mid BV 6.50%, 05/15/2026(a)	EUR	5,784	6,881,927
Tempur Sealy International, Inc. 3.875%, 10/15/2031(a)	U.S.$	6,415	6,358,088
Tenet Healthcare Corp. 4.875%, 01/01/2026(a)		295	303,332
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		3,458	3,455,657
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		1,354	1,404,519
US Foods, Inc. 4.75%, 02/15/2029(a)		10,363	10,489,208
US Renal Care, Inc. 10.625%, 07/15/2027(a)		2,233	2,321,786
Vizient, Inc. 6.25%, 05/15/2027(a)		1,274	1,333,117

			309,670,776

Energy – 7.5%
Antero Resources Corp. 8.375%, 07/15/2026(a)		3,151	3,546,191
Athabasca Oil Corp. 9.75%, 11/01/2026(e)(g)		5,996	6,040,670
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		2,415	2,448,769
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(a)		1,586	1,642,280
7.625%, 12/15/2025(a)		2,450	2,633,642
Bonanza Creek Energy, Inc. 5.00%, 10/15/2026(a)		6,059	6,119,833
7.50%, 04/30/2026		264	267,191
Callon Petroleum Co. 8.25%, 07/15/2025		253	250,517
9.00%, 04/01/2025(a)		6,898	7,450,387
Cheniere Energy Partners LP 4.50%, 10/01/2029		2,089	2,230,462

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citgo Holding, Inc. 9.25%, 08/01/2024(a)	U.S.$	2,595	$2,650,149
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		2,387	2,458,803
7.00%, 06/15/2025(a)		9,430	9,710,385
CNX Resources Corp. 6.00%, 01/15/2029(a)		4,061	4,285,384
7.25%, 03/14/2027(a)		876	930,206
Comstock Resources, Inc. 5.875%, 01/15/2030(a)		5,117	5,322,433
6.75%, 03/01/2029(a)		2,289	2,460,060
7.50%, 05/15/2025(a)		991	1,027,172
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.50%, 06/15/2031(a)		7,094	7,408,797
Diamond Foreign Asset Co./Diamond Finance LLC 9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(a)(f)		568	573,245
9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(f)		494	496,208
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		8,923	9,327,339
EnLink Midstream LLC 5.625%, 01/15/2028(a)		6,096	6,467,106
EnLink Midstream Partners LP 4.15%, 06/01/2025		9,849	10,224,272
4.40%, 04/01/2024		2,333	2,438,047
Series C 6.00%, 12/15/2022(k)		12,323	9,858,760
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		4,100	4,217,452
4.75%, 01/15/2031(a)		1,913	1,980,775
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		2,898	2,806,164
7.75%, 02/01/2028		8,431	8,341,714
8.00%, 01/15/2027		4,649	4,672,513
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		2,289	2,371,260
7.00%, 08/01/2027		2,652	2,762,575
Gulfport Energy Corp. 6.00%, 10/15/2024(e)		2,508	137,940
6.375%, 05/15/2025-01/15/2026(e)		18,821	1,035,155
6.625%, 05/01/2023(e)		619	34,045
8.00%, 05/17/2026(a)		6,422	7,108,758

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Harbour Energy PLC 5.50%, 10/15/2026(a)	U.S.$	3,674	$3,695,368
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		3,610	3,611,952
5.625%, 02/15/2026(a)		5,376	5,566,524
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		1,910	1,946,211
6.00%, 02/01/2031(a)		1,909	1,960,442
Independence Energy Finance LLC 7.25%, 05/01/2026(a)		7,204	7,499,411
Ithaca Energy North Sea PLC 9.00%, 07/15/2026(a)		8,277	8,553,122
ITT Holdings LLC 6.50%, 08/01/2029(a)		12,224	12,254,781
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(a)		9,387	8,534,016
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		2,551	2,487,932
7.50%, 01/15/2028(a)		7,663	7,344,422
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		9,606	9,360,432
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		9,973	10,124,878
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		6,278	6,056,420
Occidental Petroleum Corp. 3.40%, 04/15/2026		421	429,095
3.50%, 06/15/2025		2,366	2,443,872
5.50%, 12/01/2025		824	905,953
5.875%, 09/01/2025		1,346	1,494,060
6.125%, 01/01/2031		1,903	2,276,620
8.50%, 07/15/2027		558	697,617
8.875%, 07/15/2030		558	756,740
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(a)		4,196	4,071,413
PDC Energy, Inc. 5.75%, 05/15/2026		8,038	8,266,840
6.125%, 09/15/2024		7,221	7,331,707
Range Resources Corp. 8.25%, 01/15/2029(a)		2,161	2,432,481
Renewable Energy Group, Inc. 5.875%, 06/01/2028(a)		2,783	2,926,492
SM Energy Co. 5.625%, 06/01/2025		3,730	3,741,139
6.50%, 07/15/2028		137	143,837

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Southwestern Energy Co. 5.375%, 02/01/2029(a)	U.S.$	1,844	$1,941,423
8.375%, 09/15/2028		2,391	2,667,101
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		4,596	4,626,664
Sunnova Energy Corp. 5.875%, 09/01/2026(a)		3,054	3,117,300
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		2,917	3,084,612
Talos Production, Inc. 12.00%, 01/15/2026		7,783	8,455,360
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032(a)		7,821	8,067,480
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		4,201	4,275,827
Transocean Pontus Ltd. 6.125%, 08/01/2025(a)		1,073	1,074,450
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		1,918	1,917,854
Transocean, Inc. 7.25%, 11/01/2025(a)		2,072	1,708,494
7.50%, 01/15/2026(a)		4,613	3,718,475
11.50%, 01/30/2027(a)		2,001	2,063,045
Vantage Drilling International 7.125%, 04/01/2023(b)(c)(e)		8,325	– 0	–
7.50%, 11/01/2019(b)(c)(d)(e)		8,860	– 0	–
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031(a)		6,566	6,801,303
W&T Offshore, Inc. 9.75%, 11/01/2023(a)		5,273	5,132,663
Western Midstream Operating LP 3.95%, 06/01/2025		1,219	1,284,407
4.50%, 03/01/2028		1,652	1,788,734
4.75%, 08/15/2028		1,563	1,719,399
5.30%, 02/01/2030		2,516	2,757,575
5.45%, 04/01/2044		916	1,075,741

			337,928,343

Other Industrial – 0.1%
Interface, Inc. 5.50%, 12/01/2028(a)		1,364	1,423,299
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		1,590	1,597,478

			3,020,777

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 4.1%
ADT Security Corp. (The) 4.125%, 08/01/2029(a)	U.S.$	8,240	$8,124,860
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/2029(a)		1,397	1,375,871
6.625%, 07/15/2026(a)		1,699	1,786,833
9.75%, 07/15/2027(a)		11,333	12,231,210
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	1,105	1,251,953
4.625%, 06/01/2028(a)	U.S.$	2,325	2,305,364
4.875%, 06/01/2028(a)	GBP	3,580	4,773,690
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	12,814	12,536,798
Aptim Corp. 7.75%, 06/15/2025(a)		11,051	8,957,472
APX Group, Inc. 5.75%, 07/15/2029(a)		9,301	9,219,545
6.75%, 02/15/2027(a)		2,701	2,858,037
Aramark Services, Inc. 6.375%, 05/01/2025(a)		892	938,932
Carlson Travel, Inc. 6.75%, 12/15/2025(a)		3,434	1,720,114
10.50%, 03/31/2025(a)		608	629,448
Cars.com, Inc. 6.375%, 11/01/2028(a)		4,403	4,602,831
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	3,235	3,717,901
Elis SA 1.625%, 04/03/2028(a)		900	1,031,767
Garda World Security Corp. 9.50%, 11/01/2027(a)	U.S.$	8,008	8,641,316
Gartner, Inc. 4.50%, 07/01/2028(a)		59	61,492
ION Trading Technologies SARL 5.75%, 05/15/2028(a)		5,678	5,852,082
Korn Ferry 4.625%, 12/15/2027(a)		3,154	3,252,562
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		8,204	8,339,391
MoneyGram International, Inc. 5.375%, 08/01/2026(a)		3,808	3,826,822
Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(d)(e)		6,914	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		4,164	4,137,939
5.75%, 11/01/2028(a)(h)		17,454	15,921,633

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nielsen Co. Luxembourg SARL (The) 5.00%, 02/01/2025(a)	U.S.$	2,333	$2,378,569
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)		135	143,628
6.25%, 01/15/2028(a)		13,331	13,666,646
Q-Park Holding I BV 2.00%, 03/01/2027(a)	EUR	1,096	1,201,836
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)	U.S.$	1,580	1,682,273
9.25%, 04/15/2025(a)		673	777,717
Service Corp. International/US 3.375%, 08/15/2030		4,414	4,346,561
Square, Inc. 2.75%, 06/01/2026(a)		7,220	7,305,079
3.50%, 06/01/2031(a)		7,394	7,581,893
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		2,089	2,215,783
Verisure Midholding AB 5.25%, 02/15/2029(a)	EUR	4,130	4,839,838
Verscend Escrow Corp. 9.75%, 08/15/2026(a)	U.S.$	9,176	9,722,335
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		1,265	1,309,255

			185,267,276

Technology – 2.5%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		3,518	3,619,559
Austin BidCo, Inc. 7.125%, 12/15/2028(a)		3,521	3,635,660
Avaya, Inc. 6.125%, 09/15/2028(a)		10,982	11,434,449
Cablevision Lightpath LLC 5.625%, 09/15/2028(a)		4,374	4,326,548
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(a)		2,723	2,710,733
CommScope, Inc. 4.75%, 09/01/2029(a)		7,430	7,287,773
6.00%, 03/01/2026(a)		1,846	1,912,054
Elastic NV 4.125%, 07/15/2029(a)		3,392	3,373,741
Imola Merger Corp. 4.75%, 05/15/2029(a)		4,868	5,002,464
Microchip Technology, Inc. 4.25%, 09/01/2025		3,341	3,473,892
NCR Corp. 5.125%, 04/15/2029(a)		12,758	13,050,097

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.75%, 09/01/2027(a)	U.S.$	1,558	$1,637,224
6.125%, 09/01/2029(a)		1,207	1,297,396
Pitney Bowes, Inc. 6.875%, 03/15/2027(a)		2,627	2,730,454
Playtech PLC 4.25%, 03/07/2026(a)	EUR	776	920,721
Playtika Holding Corp. 4.25%, 03/15/2029(a)	U.S.$	5,044	5,053,013
Presidio Holdings, Inc. 8.25%, 02/01/2028(a)		819	872,140
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		12,300	11,720,534
Science Applications International Corp. 4.875%, 04/01/2028(a)		493	508,387
Sensata Technologies BV 4.00%, 04/15/2029(a)		5,327	5,406,448
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		1,280	1,265,934
TTM Technologies, Inc. 4.00%, 03/01/2029(a)		2,513	2,489,121
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		17,204	17,832,033

			111,560,375

Transportation - Airlines – 0.6%
Air Canada 3.875%, 08/15/2026(a)		1,414	1,432,639
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		5,556	5,826,379
5.75%, 04/20/2029(a)		6,500	6,996,204
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		2,588	2,717,708
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		4,444	4,974,748
United Airlines, Inc. 4.625%, 04/15/2029(a)		6,211	6,405,017

			28,352,695

Transportation - Services – 0.6%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		2,000	2,152,787
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.25%, 10/15/2026(a)	EUR	1,623	1,884,468
6.125%, 10/15/2026(a)	U.S.$	2,243	2,262,162

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, 03/01/2029(a)	U.S.$	1,804	$1,904,066
5.75%, 07/15/2027(a)(h)		1,477	1,544,030
BCP V Modular Services 6.75%, 11/30/2029	EUR	4,216	4,771,447
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)		538	621,914
EC Finance PLC 3.00%, 10/15/2026		1,905	2,226,797
Herc Holdings, Inc. 5.50%, 07/15/2027(a)	U.S.$	506	528,042
Loxam SAS 2.875%, 04/15/2026(a)	EUR	934	1,060,978
Modulaire Global Finance PLC 8.00%, 02/15/2023(a)	U.S.$	8,171	8,326,534

			27,283,225

			2,180,767,863

Financial Institutions – 6.5%
Banking – 1.6%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		6,719	6,875,980
7.00%, 01/15/2026(a)		3,175	3,381,375
Ally Financial, Inc.
Series B 4.70%, 05/15/2026(k)		14,614	15,156,178
Series C 4.70%, 05/15/2028(k)		993	1,010,378
Credit Suisse Group AG 6.25%, 12/18/2024(a)(k)		7,786	8,396,007
6.375%, 08/21/2026(a)(k)		8,766	9,547,329
Discover Financial Services Series D 6.125%, 06/23/2025(k)		19,736	22,036,034
Dresdner Funding Trust I 8.151%, 06/30/2031(a)		816	1,155,678
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		3,198	3,430,717
5.71%, 01/15/2026(a)		860	953,857

			71,943,533

Brokerage – 0.4%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		4,238	4,707,966
Lehman Brothers Holdings, Inc. 6.875%, 05/02/2018(d)(e)		1,600	8,800

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series G 4.80%, 03/13/2014(d)(e)	U.S.$	1,800	$9,900
NFP Corp. 6.875%, 08/15/2028(a)		13,715	13,946,226

			18,672,892

Finance – 1.8%
Air Lease Corp. Series B 4.65%, 06/15/2026(k)		5,818	6,039,243
Aircastle Ltd. 5.25%, 06/15/2026(a)(k)		2,836	2,909,977
Armor Holdco, Inc. 8.50%, 11/15/2029		8,586	8,586,000
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		4,612	4,600,084
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		4,791	4,566,787
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		584	607,227
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		6,660	6,767,786
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(a)		9,287	9,531,114
goeasy Ltd. 4.375%, 05/01/2026(a)		3,321	3,415,289
5.375%, 12/01/2024(a)		377	387,679
HighTower Holding, LLC 6.75%, 04/15/2029(a)		14,397	14,723,514
ILFC E-Capital Trust II 3.71% (H15T 30 Year + 1.80%), 12/21/2065(a)(l)		1,500	1,286,293
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		4,835	4,904,084
Navient Corp. 4.875%, 03/15/2028		5,136	5,156,856
6.50%, 06/15/2022		1,903	1,956,472
SLM Corp. 5.125%, 04/05/2022		3,828	3,881,699

			79,320,104

Insurance – 1.0%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(a)		6,362	6,434,761
10.125%, 08/01/2026(a)		5,867	6,528,390
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		12,233	12,655,512

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AmWINS Group, Inc. 4.875%, 06/30/2029(a)	U.S.$	121	$120,631
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(a)(f)(h)		10,120	11,095,984
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		9,002	8,961,758

			45,797,036

Other Finance – 0.2%
Altice France Holding SA 10.50%, 05/15/2027(a)		4,599	4,986,406
Intrum AB 4.875%, 08/15/2025	EUR	4,189	5,013,321

			9,999,727

REITs – 1.5%
ADLER Group SA 2.75%, 11/13/2026(a)		1,200	1,242,952
Aedas Homes Opco SLU 4.00%, 08/15/2026		8,929	10,503,869
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	5,181	5,055,622
5.75%, 05/15/2026(a)		6,043	6,249,358
Diversified Healthcare Trust 9.75%, 06/15/2025		5,638	6,124,404
Iron Mountain, Inc. 4.875%, 09/15/2027(a)		135	139,210
5.25%, 03/15/2028(a)		2,718	2,834,024
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(a)		1,279	1,376,664
5.625%, 05/01/2024		2,333	2,531,870
5.75%, 02/01/2027		4,572	5,219,786
Neinor Homes SA 4.50%, 10/15/2026(a)	EUR	5,519	6,502,386
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(a)	U.S.$	5,143	5,221,087
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(a)		6,691	7,318,720
Via Celere Desarrollos 5.25%, 04/01/2026	EUR	5,665	6,775,062

			67,095,014

			292,828,306

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 1.5%
Electric – 1.5%
Calpine Corp. 3.75%, 03/01/2031(a)	U.S.$	16,016	$15,370,197
5.125%, 03/15/2028(a)		1,557	1,553,118
ContourGlobal Power Holdings SA 3.125%, 01/01/2028(a)	EUR	813	936,328
Talen Energy Supply LLC 6.50%, 06/01/2025	U.S.$	9,476	5,790,882
7.25%, 05/15/2027(a)		1,791	1,715,295
10.50%, 01/15/2026(a)		10,903	7,218,069
Vistra Corp. 8.00%, 10/15/2026(a)(k)		8,300	8,712,463
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		16,340	16,132,835
5.625%, 02/15/2027(a)		7,170	7,388,343

			64,817,530

Total Corporates - Non-Investment Grade (cost $2,492,765,421)			2,538,413,699

CORPORATES - INVESTMENT GRADE – 8.5%
Financial Institutions – 4.6%
Banking – 2.5%
Bank of America Corp. Series AA 6.10%, 03/17/2025(k)		1,000	1,100,000
Series B 8.05%, 06/15/2027		11,735	14,778,445
Series Z 6.50%, 10/23/2024(k)		4,009	4,447,628
Barclays Bank PLC 6.86%, 06/15/2032(a)(k)		838	1,132,962
Barclays PLC 7.25%, 03/15/2023(a)(k)	GBP	3,808	5,486,539
Citigroup, Inc. 5.95%, 01/30/2023(k)	U.S.$	14,778	15,362,237
Series M 6.30%, 05/15/2024(k)		7,000	7,453,032
Series Y 4.15%, 11/15/2026(k)		3,363	3,387,756
Credit Agricole SA 8.125%, 12/23/2025(a)(k)		6,629	7,951,973
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/2022(h)(k)		13,633	13,608,636
HSBC Holdings PLC 6.375%, 03/30/2025(k)		2,076	2,260,245

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lloyds Banking Group PLC 6.413%, 10/01/2035(a)(k)	U.S.$	3,709	$5,165,066
6.657%, 05/21/2037(a)(k)		1,801	2,576,501
Natwest Group PLC Series U 2.452% (LIBOR 3 Month + 2.32%), 09/30/2027(k)(l)		6,400	6,369,899
Regions Bank/Birmingham AL 6.45%, 06/26/2037(h)		5,300	7,513,998
Standard Chartered PLC 1.639% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(k)(l)		3,500	3,368,101
7.75%, 04/02/2023(a)(k)		1,988	2,130,598
UBS Group AG 7.00%, 02/19/2025(a)(k)		6,302	7,089,370

			111,182,986

Finance – 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032		2,188	2,228,300
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,274	1,283,489
4.25%, 06/15/2026		162	175,599
5.25%, 08/11/2025(a)(h)		11,719	12,982,330
Aviation Capital Group LLC 4.125%, 08/01/2025(a)		2,077	2,218,397
4.875%, 10/01/2025(a)		1,585	1,733,189
Huarong Finance 2017 Co., Ltd. 3.75%, 04/27/2022(a)		317	313,137
4.75%, 04/27/2027(a)		751	732,460
Huarong Finance 2019 Co., Ltd. 3.25%, 11/13/2024(a)		708	672,821
3.75%, 05/29/2024(a)		412	399,385
Huarong Finance II Co., Ltd. 4.625%, 06/03/2026(a)		1,899	1,861,613
4.875%, 11/22/2026(a)		1,016	995,680
5.50%, 01/16/2025(a)		4,811	4,836,558

			30,432,958

Insurance – 1.2%
Centene Corp. 2.625%, 08/01/2031		12,222	12,036,043
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		14,459	20,340,160
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		9,269	12,894,602
MetLife, Inc. 10.75%, 08/01/2039		1,745	2,988,170

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nationwide Mutual Insurance Co. 2.406% (LIBOR 3 Month + 2.29%), 12/15/2024(a)(l)	U.S.$	5,000	$4,997,966

			53,256,941

REITs – 0.2%
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		2,646	2,801,872
Office Properties Income Trust 3.45%, 10/15/2031		7,024	6,858,928

			9,660,800

			204,533,685

Industrial – 3.9%
Basic – 1.0%
ArcelorMittal SA 6.75%, 03/01/2041		4,782	6,558,007
7.00%, 10/15/2039		1,241	1,731,624
Arconic Corp. 6.00%, 05/15/2025(a)		3,466	3,639,426
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		8,224	8,336,052
CF Industries, Inc. 4.95%, 06/01/2043		7,664	9,348,935
5.375%, 03/15/2044		4,718	6,046,092
INEOS Finance PLC 2.875%, 05/01/2026(a)	EUR	835	974,290
Nexa Resources SA 6.50%, 01/18/2028(a)	U.S.$	5,519	6,137,757
Suzano Austria GmbH 7.00%, 03/16/2047(a)		1,282	1,605,449

			44,377,632

Capital Goods – 0.3%
General Electric Co. Series D 3.446% (LIBOR 3 Month + 3.33%), 12/15/2021(k)(l)		12,108	11,805,500
Howmet Aerospace, Inc. 5.90%, 02/01/2027		805	921,870
Textron Financial Corp. 1.86% (LIBOR 3 Month + 1.74%), 02/15/2042(a)(l)		125	110,092

			12,837,462

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.0%
Prosus NV 4.027%, 08/03/2050(a)	U.S.$	1,341	$1,255,388

Communications - Telecommunications – 0.7%
T-Mobile USA, Inc. 2.625%, 02/15/2029		5,005	4,959,409
3.375%, 04/15/2029(a)		9,331	9,593,082
3.50%, 04/15/2031(a)		7,412	7,672,096
3.50%, 04/15/2031		7,818	8,104,743

			30,329,330

Consumer Cyclical - Other – 0.4%
MDC Holdings, Inc. 6.00%, 01/15/2043		9,963	12,618,468
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/06/2031(a)		5,800	5,771,373

			18,389,841

Consumer Non-Cyclical – 0.3%
Kraft Heinz Foods Co. 4.25%, 03/01/2031		7,986	9,004,075
Pilgrim’s Pride Corp. 3.50%, 03/01/2032(a)		5,244	5,278,751

			14,282,826

Energy – 0.5%
Cenovus Energy, Inc. 6.75%, 11/15/2039		706	968,627
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		1,103	1,321,324
Ecopetrol SA 4.625%, 11/02/2031		2,197	2,180,522
5.875%, 05/28/2045		5,418	5,465,407
Enable Midstream Partners LP 4.40%, 03/15/2027		7,547	8,250,790
4.95%, 05/15/2028		1,214	1,357,709
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(a)		248	243,707
Oleoducto Central SA 4.00%, 07/14/2027(a)		610	623,458
TransCanada PipeLines Ltd. 2.335% (LIBOR 3 Month + 2.21%), 05/15/2067(l)		2,500	2,197,258

			22,608,802

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.1%
Dell International LLC/EMC Corp. 8.35%, 07/15/2046	U.S.$	2,793	$4,655,397

Transportation - Airlines – 0.6%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		7,534	8,814,135
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		2,971	3,294,096
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		14,434	15,705,603

			27,813,834

			176,550,512

Total Corporates - Investment Grade (cost $341,030,176)			381,084,197

BANK LOANS – 6.6%
Industrial – 6.0%
Basic – 0.1%
Nouryon Finance B.V. 2.839% (LIBOR 1 Month + 2.75%), 10/01/2025(m)		2,388	2,368,141

Capital Goods – 0.8%
ACProducts Holdings, Inc. 4.750% (LIBOR 3 Month + 4.25%), 05/17/2028(m)		10,461	10,428,145
Apex Tool Group, LLC 6.500% (LIBOR 1 Month + 5.25%), 08/01/2024(m)		15,575	15,574,999
Granite US Holdings Corporation 4.132% (LIBOR 3 Month + 4.00%), 09/30/2026(b)(m)		8,304	8,282,998
The Chamberlain Group, LLC. 10/22/2028(n)		790	788,357
TransDigm, Inc. 2.337% (LIBOR 1 Month + 2.25%), 12/09/2025(m)		2,241	2,212,706
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 2.587% (LIBOR 1 Month + 2.50%), 10/23/2025(m)		560	557,205

			37,844,410

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.4%
Advantage Sales & Marketing, Inc. 6.000% (LIBOR 3 Month + 5.25%), 10/28/2027(m)	U.S.$	9,429	$9,479,854
Clear Channel Outdoor Holdings, Inc. 3.601% (LIBOR 2 Month + 3.50%), 08/21/2026(m)		4	4,353
3.629% (LIBOR 3 Month + 3.50%), 08/21/2026(m)		1,731	1,702,002
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.087% (LIBOR 1 Month + 3.00%), 05/01/2026(m)		2,386	2,367,965
Univision Communications, Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(m)		4,775	4,769,818

			18,323,992

Communications - Telecommunications – 1.0%
Crown Subsea Communications Holding, Inc. 5.750% (LIBOR 1 Month + 5.00%), 04/27/2027(m)		7,268	7,319,885
DIRECTV Financing, LLC 5.750% (LIBOR 3 Month + 5.00%), 08/02/2027(m)		3,090	3,091,483
Intrado Corporation 5.000% (LIBOR 3 Month + 4.00%), 10/10/2024(m)		7,308	7,174,853
Proofpoint, Inc. 6.750% (LIBOR 3 Month + 6.25%), 08/31/2029(b)(m)		12,450	12,699,000
Zacapa SARL 4.632% (LIBOR 3 Month + 4.50%), 07/02/2025(m)		12,755	12,770,453

			43,055,674

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 3.337% (LIBOR 1 Month + 3.25%), 04/30/2026(m)		2,493	2,476,733

Consumer Cyclical - Other – 0.3%
Caesars Resort Collection, LLC 2.837% (LIBOR 1 Month + 2.75%), 12/23/2024(m)		10,249	10,196,455

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Golden Nugget Online Gaming, Inc. 13.000% (LIBOR 3 Month + 12.00%), 10/04/2023(b)(m)	U.S.$	132	$142,035
Scientific Games International, Inc. 2.837% (LIBOR 1 Month + 2.75%), 08/14/2024(m)		4,787	4,764,408

			15,102,898

Consumer Cyclical - Restaurants – 0.1%
IRB Holding Corp. 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(m)		5,098	5,082,982

Consumer Cyclical - Retailers – 0.3%
Great Outdoors Group, LLC 5.000% (LIBOR 3 Month + 4.25%), 03/06/2028(m)		2,621	2,627,011
PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(m)		10,823	10,826,771

			13,453,782

Consumer Non-Cyclical – 1.0%
Gainwell Acquisition Corp. 4.750% (LIBOR 3 Month + 4.00%), 10/01/2027(m)		6,918	6,929,485
Global Medical Response, Inc. 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(m)		5,206	5,178,873
Kronos Acquisition Holdings, Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(m)		4,675	4,530,274
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.837% (LIBOR 1 Month + 3.75%), 11/16/2025(m)		5,146	5,131,237
Mallinckrodt International Finance S.A. 6.000% (LIBOR 3 Month + 5.25%), 09/24/2024(m)		4,728	4,392,044
Padagis LLC 5.250% (LIBOR 3 Month + 4.75%), 07/06/2028(b)(m)		2,120	2,122,650
U.S. Renal Care, Inc. 5.125% (LIBOR 1 Month + 5.00%), 06/26/2026(m)		8,242	8,182,047

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.250% (LIBOR 3 Month + 5.50%), 12/15/2027(m)	U.S.$	10,967	$10,994,543

			47,461,153

Energy – 0.1%
CITGO Petroleum Corporation 7.250% (LIBOR 3 Month + 6.25%), 03/28/2024(m)		2,796	2,796,998

Other Industrial – 0.4%
American Tire Distributors, Inc. 10/08/2028(n)		10,239	10,262,238
Dealer Tire, LLC 4.337% (LIBOR 1 Month + 4.25%), 12/12/2025(m)		1,611	1,610,494
Equiniti Group PLC 10/29/2028(b)(n)		900	900,000
FCG Acquisitions, Inc. 7.250% (LIBOR 3 Month + 6.75%), 03/30/2029(m)		3,390	3,387,186
Rockwood Service Corporation 4.087% (LIBOR 1 Month + 4.00%), 01/23/2027(b)(m)		502	500,346

			16,660,264

Services – 0.3%
Amentum Government Services Holdings LLC 3.587% (LIBOR 1 Month + 3.50%), 01/29/2027(m)		1,639	1,629,693
Parexel International Corporation 2.837% (LIBOR 1 Month + 2.75%), 09/27/2024(m)		1,252	1,251,217
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(m)		4,843	4,613,162
Verscend Holding Corp. 4.087% (LIBOR 1 Month + 4.00%), 08/27/2025(m)		7,762	7,771,414

			15,265,486

Technology – 1.1%
athenahealth, Inc. 4.377% (LIBOR 3 Month + 4.25%), 02/11/2026(m)		10,932	10,959,387
Banff Guarantor Inc. 02/27/2026(n)		2,470	2,497,787

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Boxer Parent Company, Inc. 3.882% (LIBOR 3 Month + 3.75%), 10/02/2025(m)	U.S.$	8,694	$8,629,515
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(m)		10,292	10,107,891
Loyalty Ventures, Inc. 10/08/2027(b)(n)		6,769	6,726,785
Peraton Corp. 4.500% (LIBOR 1 Month + 3.75%), 02/01/2028(m)		3,622	3,625,748
Presidio Holdings, Inc. 3.590% (LIBOR 1 Month + 3.50%), 01/22/2027(m)		112	111,270
3.630% (LIBOR 3 Month + 3.50%), 01/22/2027(m)		2,027	2,022,308
Veritas US, Inc. 6.000% (LIBOR 3 Month + 5.00%), 09/01/2025(m)		3,596	3,604,794

			48,285,485

			268,177,998

Financial Institutions – 0.4%
Insurance – 0.4%
Hub International Limited 4.000% (LIBOR 3 Month + 3.25%), 04/25/2025(m)		6,215	6,207,290
4.000% (LIBOR 2 Month + 3.25%), 04/25/2025(m)		16	15,675
Jones DesLauriers Insurance Management, Inc. 8.000% (CDOR 3 Month + 7.50%), 03/26/2029(b)(m)	CAD	6,046	4,906,659
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.837% (LIBOR 1 Month + 3.75%), 09/03/2026(m)	U.S.$	7,511	7,490,109

			18,619,733

Utility – 0.2%
Electric – 0.2%
Generation Bridge Acquisition, LLC 08/06/2028(b)(n)		3,110	3,117,775
Granite Generation LLC 4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(m)		6,494	6,377,452

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(m)	U.S.$	1,270	$1,247,336

			10,742,563

Total Bank Loans (cost $295,042,943)			297,540,294

EMERGING MARKETS - SOVEREIGNS – 6.1%
Angola – 0.6%
Angolan Government International Bond 8.00%, 11/26/2029(a)		10,964	10,859,842
9.125%, 11/26/2049(a)		1,086	1,055,999
9.50%, 11/12/2025(a)		11,772	12,704,931

			24,620,772

Argentina – 0.8%
Argentine Republic Government International Bond 0.50%, 07/09/2030		27,793	9,518,997
1.00%, 07/09/2029		5,072	1,836,211
1.125%, 07/09/2035		65,974	20,254,012
2.00%, 01/09/2038		7,742	2,829,689
2.50%, 07/09/2041		1,865	638,814

			35,077,723

Bahrain – 0.5%
Bahrain Government International Bond 5.45%, 09/16/2032(a)		1,437	1,403,320
6.75%, 09/20/2029(a)		6,749	7,279,640
7.00%, 10/12/2028(a)		6,133	6,709,886
7.375%, 05/14/2030(a)		2,205	2,452,787
CBB International Sukuk Programme Co. WLL 6.25%, 11/14/2024(a)		6,171	6,679,336

			24,524,969

Dominican Republic – 0.4%
Dominican Republic International Bond 6.40%, 06/05/2049(a)		1,915	2,029,661
6.875%, 01/29/2026(a)		452	516,918
8.625%, 04/20/2027(a)		12,151	14,572,087

			17,118,666

Ecuador – 0.2%
Ecuador Government International Bond Zero Coupon, 07/31/2030(a)		1,718	915,081
0.50%, 07/31/2040(a)		6,518	3,894,259
5.00%, 07/31/2030(a)		5,710	4,717,805

			9,527,145

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Egypt – 0.4%
Egypt Government International Bond 7.625%, 05/29/2032(a)	U.S.$	10,480	$10,113,200
8.70%, 03/01/2049(a)		2,683	2,488,482
8.875%, 05/29/2050(a)		5,208	4,895,520

			17,497,202

El Salvador – 0.3%
El Salvador Government International Bond 6.375%, 01/18/2027(a)		5,413	4,120,646
7.125%, 01/20/2050(a)		8,782	6,242,355
7.625%, 09/21/2034(a)		672	491,526
7.75%, 01/24/2023(a)		2,700	2,378,194

			13,232,721

Gabon – 0.3%
Gabon Government International Bond 6.375%, 12/12/2024(a)		4,202	4,458,885
6.625%, 02/06/2031(a)		10,014	9,953,290

			14,412,175

Ghana – 0.4%
Ghana Government International Bond 6.375%, 02/11/2027(a)		10,338	9,200,820
8.627%, 06/16/2049(a)		260	218,400
8.95%, 03/26/2051(a)		1,552	1,315,320
10.75%, 10/14/2030(a)		7,797	9,005,535

			19,740,075

Ivory Coast – 0.5%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	7,725	8,730,847
6.125%, 06/15/2033(a)	U.S.$	4,820	5,063,410
6.375%, 03/03/2028(a)		7,093	7,732,700
6.625%, 03/22/2048(a)	EUR	1,146	1,315,917

			22,842,874

Nigeria – 0.5%
Nigeria Government International Bond 6.50%, 11/28/2027(a)	U.S.$	1,619	1,644,095
7.625%, 11/21/2025-11/28/2047(a)		14,627	15,379,990
7.696%, 02/23/2038(a)		2,160	2,069,955
7.875%, 02/16/2032(a)		2,152	2,189,391

			21,283,431

Oman – 0.2%
Oman Government International Bond 4.875%, 02/01/2025(a)		1,186	1,237,368
6.25%, 01/25/2031(a)		5,164	5,578,734

			6,816,102

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senegal – 0.4%
Senegal Government International Bond 6.25%, 05/23/2033(a)	U.S.$	9,476	$9,762,057
6.75%, 03/13/2048(a)		8,900	8,826,575

			18,588,632

Ukraine – 0.5%
Ukraine Government International Bond 7.253%, 03/15/2033(a)		5,283	5,369,839
7.375%, 09/25/2032(a)		6,317	6,501,772
7.75%, 09/01/2023(a)		11,158	11,899,310

			23,770,921

Venezuela – 0.1%
Venezuela Government International Bond 7.65%, 04/21/2025(a)(e)(j)		6,636	671,895
9.00%, 05/07/2023(a)(e)(j)		538	53,800
9.25%, 09/15/2027(e)(j)		34,020	3,402,000
9.25%, 05/07/2028(a)(e)(j)		1,500	151,875

			4,279,570

Total Emerging Markets - Sovereigns (cost $306,657,243)			273,332,978

EMERGING MARKETS - CORPORATE BONDS – 4.9%
Industrial – 4.0%
Basic – 1.3%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		2,258	2,309,483
7.45%, 11/15/2029(a)		5,151	5,435,850
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		2,206	2,180,217
CSN Inova Ventures 6.75%, 01/28/2028(a)		10,898	11,560,054
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		4,648	4,717,954
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		8,370	8,958,254
7.25%, 04/01/2023(a)		7,452	7,589,862
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		7,781	8,247,860
OCP SA 3.75%, 06/23/2031(a)		1,450	1,421,000
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		6,866	7,449,652
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		1,044	1,016,791

			60,886,977

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.4%
Cemex SAB de CV 5.125%, 06/08/2026(a)(k)	U.S.$	1,885	$1,945,365
7.375%, 06/05/2027(a)		1,733	1,913,159
Embraer Netherlands Finance BV 5.40%, 02/01/2027		8,145	8,499,308
6.95%, 01/17/2028(a)		2,712	3,016,571
Klabin Austria GmbH 7.00%, 04/03/2049(a)		2,182	2,514,349
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		8,626	21,565
Zero Coupon, 09/10/2058(g)		8,966	22,414

			17,932,731

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		1,071	1,033,515
VTR Finance NV 6.375%, 07/15/2028(a)		889	944,350

			1,977,865

Communications - Telecommunications – 0.6%
C&W Senior Financing DAC 6.875%, 09/15/2027(a)		5,076	5,340,078
Digicel Group Holdings Ltd. 7.00%, 11/15/2021(f)(g)(k)		646	587,783
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(a)(f)		1,937	1,864,558
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(f)		6,405	6,461,950
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75%, 05/25/2024(a)		1,816	1,884,700
HTA Group Ltd/.Mauritius 7.00%, 12/18/2025(a)		4,000	4,189,347
MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(a)		1,282	1,451,865
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		5,348	5,555,149

			27,335,430

Consumer Cyclical - Other – 0.4%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		2,124	2,083,246
5.625%, 07/17/2027(a)		3,599	3,602,257
MGM China Holdings Ltd. 5.25%, 06/18/2025(a)		437	431,452
5.375%, 05/15/2024(a)		2,104	2,108,426

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sazka Group AS 3.875%, 02/15/2027(a)	EUR	744	$858,183
Studio City Finance Ltd. 5.00%, 01/15/2029(a)	U.S.$	2,502	2,245,545
6.00%, 07/15/2025(a)		1,011	980,923
6.50%, 01/15/2028(a)		224	215,110
Wynn Macau Ltd. 5.125%, 12/15/2029(a)		2,333	2,088,035
5.50%, 01/15/2026-10/01/2027(a)		1,925	1,803,968
5.625%, 08/26/2028(a)		2,442	2,251,294

			18,668,439

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(b)(c)(f)(g)		5,457	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(b)(c)(f)(g)		3,115	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.2%
Teva Pharmaceutical Finance Netherlands III BV 7.125%, 01/31/2025		5,610	6,019,121
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(c)(e)(f)(g)(j)		2,425	24,976
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		1,248	1,308,375
USJ Acucar e Alcool SA 9.875%, 11/09/2023(a)(e)(j)		1,866	579,190
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(d)(e)(g)		13,674	137,082
10.875%, 01/13/2020(d)(e)(g)		2,500	312,500
11.75%, 02/09/2022(e)(g)(j)		13,613	68,235

			8,449,479

Energy – 0.8%
Cosan SA 5.50%, 09/20/2029(a)		2,027	2,117,962
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		1,321	1,406,865
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)		2,896	2,838,366
Leviathan Bond Ltd. 5.75%, 06/30/2023(a)		452	469,161
6.125%, 06/30/2025(a)		2,565	2,765,707
6.50%, 06/30/2027(a)		3,495	3,812,443
Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(a)		559	597,606

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)	U.S.$	3,365	$3,504,437
MV24 Capital BV 6.748%, 06/01/2034(a)		2,964	3,056,960
Peru LNG Srl 5.375%, 03/22/2030(a)		8,093	6,782,946
Petrobras Global Finance BV 5.60%, 01/03/2031		3,031	3,195,292
8.75%, 05/23/2026		462	567,567
SEPLAT Energy PLC 7.75%, 04/01/2026(a)		4,308	4,412,684
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		971	955,102

			36,483,098

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		1,631	1,636,413
StoneCo Ltd. 3.95%, 06/16/2028(a)		1,046	936,344

			2,572,757

Technology – 0.2%
CA Magnum Holdings 5.375%, 10/31/2026(a)		6,757	6,934,371

			181,241,147

Financial Institutions – 0.5%
Insurance – 0.1%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. 7.625% (7.625% Cash or 8.375% PIK), 10/15/2025(a)(f)		2,227	2,349,909

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(f)		290	21,370
5.25%, 12/27/2033(a)(f)		4,929	385,735
7.125%, 12/26/2046(a)(f)		9,785	757,277

			1,164,382

REITs – 0.4%
Agile Group Holdings Ltd. 5.50%, 05/17/2026(a)		600	464,499
6.05%, 10/13/2025(a)		353	272,423
Central China Real Estate Ltd. 7.25%, 04/24/2023-08/13/2024(a)		1,686	790,127
7.50%, 07/14/2025(a)		522	224,460
7.75%, 05/24/2024(a)		500	225,000

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.90%, 11/07/2023(a)	U.S.$	207	$105,570
China Aoyuan Group Ltd. 5.88%, 03/01/2027(a)		1,894	719,720
5.98%, 08/18/2025(a)		380	152,282
7.95%, 02/19/2023(a)		579	248,970
China Evergrande Group 7.50%, 06/28/2023(a)		636	153,836
11.50%, 01/22/2023(a)		2,906	700,279
12.00%, 01/22/2024(a)		477	113,288
China SCE Group Holdings Ltd. 5.95%, 09/29/2024(a)		878	712,714
6.00%, 02/04/2026(a)		1,449	1,151,751
7.00%, 05/02/2025(a)		200	164,016
CIFI Holdings Group Co., Ltd. 4.80%, 05/17/2028(a)		200	182,579
Kaisa Group Holdings Ltd. 9.95%, 07/23/2025(a)		2,585	749,650
11.65%, 06/01/2026(a)		200	56,000
KWG Group Holdings Ltd. 5.95%, 08/10/2025(a)		506	390,774
6.00%, 08/14/2026(a)		400	302,097
7.40%, 01/13/2027(a)		285	217,613
Logan Group Co., Ltd. 4.50%, 01/13/2028(a)		200	175,043
Powerlong Real Estate Holdings Ltd. 4.90%, 05/13/2026(a)		200	174,110
5.95%, 04/30/2025(a)		433	391,131
RKPF Overseas 2019 A Ltd. 5.90%, 03/05/2025(a)		344	313,040
6.00%, 09/04/2025(a)		200	181,000
RKPF Overseas 2020 A Ltd. 5.125%, 07/26/2026(a)		253	215,050
Ronshine China Holdings Ltd. 6.75%, 08/05/2024(a)		536	240,984
7.10%, 01/25/2025(a)		1,706	682,933
8.10%, 06/09/2023(a)		687	288,755
Scenery Journey Ltd. 11.50%, 10/24/2022(a)		1,997	404,393
12.00%, 10/24/2023(a)		1,325	268,313
Seazen Group Ltd. 4.45%, 07/13/2025(a)		1,059	908,924
Sunac China Holdings Ltd. 5.95%, 04/26/2024(a)		702	507,031
6.50%, 01/10/2025-01/26/2026(a)		684	487,232
7.00%, 07/09/2025(a)		214	152,068
Times China Holdings Ltd. 5.55%, 06/04/2024(a)		563	455,279

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.75%, 01/14/2027(a)	U.S.$	992	$719,200
6.75%, 07/08/2025(a)		590	461,201
Yango Justice International Ltd. 7.50%, 04/15/2024-02/17/2025(a)		1,513	302,600
7.875%, 09/04/2024(a)		790	158,000
8.25%, 11/25/2023(a)		400	80,000
10.25%, 03/18/2022(a)		264	66,000
Yuzhou Group Holdings Co., Ltd. 6.35%, 01/13/2027(a)		1,429	571,600
7.375%, 01/13/2026(a)		508	229,262
7.70%, 02/20/2025(a)		200	84,000
7.85%, 08/12/2026(a)		605	272,245
8.375%, 10/30/2024(a)		291	144,789
Zhenro Properties Group Ltd. 6.63%, 01/07/2026(a)		1,155	669,900
6.70%, 08/04/2026(a)		600	348,000
7.10%, 09/10/2024(a)		351	210,600
7.35%, 02/05/2025(a)		200	118,000

			18,378,331

			21,892,622

Utility – 0.4%
Electric – 0.4%
AES El Salvador Trust II 6.75%, 03/28/2023(a)		1,220	1,132,541
AES Gener SA 6.35%, 10/07/2079(a)		2,632	2,738,925
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		9,085	10,125,800
Light Servicos de Eletricidade SA/Light Energia SA 4.375%, 06/18/2026(a)		3,986	3,889,589
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		871	892,653

			18,779,508

Total Emerging Markets - Corporate Bonds (cost $281,144,419)			221,913,277

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.7%
Risk Share Floating Rate – 4.2%
Bellemeade Re Ltd. Series 2018-1A, Class B1 4.339% (LIBOR 1 Month + 4.25%), 04/25/2028(a)(l)		230	230,000

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-4A, Class B1 3.939% (LIBOR 1 Month + 3.85%), 10/25/2029(g)(l)	U.S.$	1,607	$1,605,330
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class B 11.589% (LIBOR 1 Month + 11.50%), 01/25/2025(l)		13,243	13,490,456
Series 2015-DNA1, Class B 9.289% (LIBOR 1 Month + 9.20%), 10/25/2027(l)		897	1,025,882
Series 2015-DNA2, Class B 7.639% (LIBOR 1 Month + 7.55%), 12/25/2027(l)		16,056	17,309,429
Series 2015-DNA3, Class B 9.439% (LIBOR 1 Month + 9.35%), 04/25/2028(l)		7,472	8,109,261
Series 2015-HQ2, Class B 8.039% (LIBOR 1 Month + 7.95%), 05/25/2025(l)		288	298,676
Series 2015-HQA1, Class B 8.889% (LIBOR 1 Month + 8.80%), 03/25/2028(l)		12,422	13,238,260
Series 2015-HQA2, Class B 10.589% (LIBOR 1 Month + 10.50%), 05/25/2028(l)		6,958	7,850,071
Series 2016-DNA2, Class B 10.589% (LIBOR 1 Month + 10.50%), 10/25/2028(l)		5,020	5,795,820
Series 2016-DNA3, Class B 11.339% (LIBOR 1 Month + 11.25%), 12/25/2028(l)		4,452	5,225,129
Series 2016-DNA4, Class B 8.689% (LIBOR 1 Month + 8.60%), 03/25/2029(l)		1,820	1,945,558
Series 2016-HQA1, Class B 12.839% (LIBOR 1 Month + 12.75%), 09/25/2028(l)		2,988	3,658,766
Series 2016-HQA2, Class B 11.589% (LIBOR 1 Month + 11.50%), 11/25/2028(l)		3,915	4,626,890
Series 2017-DNA1, Class B1 5.039% (LIBOR 1 Month + 4.95%), 07/25/2029(l)		3,134	3,385,379
Series 2017-DNA2, Class B1 5.239% (LIBOR 1 Month + 5.15%), 10/25/2029(l)		8,410	9,195,295

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-HQA1, Class B1 5.089% (LIBOR 1 Month + 5.00%), 08/25/2029(l)	U.S.$	416	$443,644
Series 2019-FTR3, Class B2 4.886% (LIBOR 1 Month + 4.80%), 09/25/2047(g)(l)		1,160	1,141,112
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1B 11.839% (LIBOR 1 Month + 11.75%), 08/25/2028(l)		4,016	4,524,197
Series 2016-C02, Class 1B 12.339% (LIBOR 1 Month + 12.25%), 09/25/2028(l)		2,879	3,337,764
Series 2016-C03, Class 1B 11.839% (LIBOR 1 Month + 11.75%), 10/25/2028(l)		7,099	8,175,703
Series 2016-C03, Class 2B 12.839% (LIBOR 1 Month + 12.75%), 10/25/2028(l)		3,938	4,638,820
Series 2016-C04, Class 1B 10.339% (LIBOR 1 Month + 10.25%), 01/25/2029(l)		13,251	14,908,809
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 01/25/2029(l)		11,997	12,938,184
Series 2016-C06, Class 1B 9.339% (LIBOR 1 Month + 9.25%), 04/25/2029(l)		8,456	9,284,245
Series 2016-C07, Class 2B 9.589% (LIBOR 1 Month + 9.50%), 05/25/2029(l)		10,245	11,004,826
Series 2017-C01, Class 1B1 5.839% (LIBOR 1 Month + 5.75%), 07/25/2029(l)		2,248	2,480,643
Series 2017-C02, Class 2B1 5.589% (LIBOR 1 Month + 5.50%), 09/25/2029(l)		416	457,760
Series 2017-C03, Class 1B1 4.939% (LIBOR 1 Month + 4.85%), 10/25/2029(l)		3,966	4,283,860
Series 2017-C04, Class 2B1 5.139% (LIBOR 1 Month + 5.05%), 11/25/2029(l)		974	1,060,373
Series 2017-C06, Class 2B1 4.539% (LIBOR 1 Month + 4.45%), 02/25/2030(l)		272	285,376

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Re Ltd. Series 2019-1, Class M2 3.339% (LIBOR 1 Month + 3.25%), 05/25/2029(a)(l)	U.S.$	3,500	$3,540,829
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.589% (LIBOR 1 Month + 5.50%), 10/25/2025(g)(l)		3,117	3,140,455
Radnor Re Ltd. Series 2020-1, Class B1 3.089% (LIBOR 1 Month + 3.00%), 01/25/2030(g)(l)		488	484,065
Traingle Re Ltd. Series 2020-1, Class M2 5.689% (LIBOR 1 Month + 5.60%), 10/25/2030(a)(l)		1,000	1,031,054
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.339% (LIBOR 1 Month + 5.25%), 11/25/2025(g)(l)		2,015	1,937,586
Series 2015-WF1, Class 2M2 5.589% (LIBOR 1 Month + 5.50%), 11/25/2025(g)(l)		1,058	1,044,599

			187,134,106

Non-Agency Fixed Rate – 0.4%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		2,264	1,726,822
Series 2006-24CB, Class A16 5.75%, 08/25/2036		433	330,157
Series 2006-26CB, Class A6 6.25%, 09/25/2036		199	138,386
Series 2006-26CB, Class A8 6.25%, 09/25/2036		751	522,946
Series 2006-42, Class 1A6 6.00%, 01/25/2047		948	771,712
Series 2006-HY12, Class A5 3.041%, 08/25/2036		2,633	2,656,519
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		822	738,919
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		714	562,208
Series 2007-15CB, Class A19 5.75%, 07/25/2037		427	343,241

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2007-16CB, Class 1A7 6.00%, 08/25/2037	U.S.$	443	$420,687
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.135%, 05/25/2047		447	445,929
Series 2007-4, Class 22A1 3.287%, 06/25/2047		1,860	1,866,355
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		501	266,340
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.901%, 09/25/2047		443	426,802
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.18%, 03/25/2037		309	310,726
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		705	709,420
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		875	529,313
First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 2.547%, 06/25/2036		438	400,171
Series 2006-FA3, Class A9 6.00%, 07/25/2036		748	489,563
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 3.806%, 09/25/2035		1,520	1,331,030
Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		1,004	1,008,010
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		535	371,313
Series 2007-A1, Class A8 6.00%, 03/25/2037		889	469,131
Series 2007-A5, Class 2A3 6.00%, 05/25/2037		241	191,394
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.32%, 10/25/2036		1,650	635,088

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.717%, 12/28/2037	U.S.$	1,702	$1,703,345

			19,365,527

Non-Agency Floating Rate – 0.1%
Alternative Loan Trust Series 2007-7T2, Class A3 0.689% (LIBOR 1 Month + 0.60%), 04/25/2037(l)		2,267	712,314
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 0.689% (LIBOR 1 Month + 0.60%), 08/25/2037(l)		340	140,610
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.339% (LIBOR 1 Month + 0.25%), 04/25/2037(l)		1,036	277,062
Lehman Mortgage Trust Series 2007-1, Class 3A1 0.339% (LIBOR 1 Month + 0.25%), 02/25/2037(l)		2,850	264,371
Series 2007-1, Class 3A2 7.161% (7.25% - LIBOR 1 Month), 02/25/2037(l)(o)		2,850	658,480
Lehman XS Trust Series 2007-16N, Class 2A2 0.939% (LIBOR 1 Month + 0.85%), 09/25/2047(l)		468	481,717
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 0.409% (LIBOR 1 Month + 0.16%), 02/25/2037(l)		514	404,513
Series 2007-2, Class 1A3 0.749% (LIBOR 1 Month + 0.66%), 05/25/2037(l)		386	382,410

			3,321,477

Total Collateralized Mortgage Obligations (cost $195,828,501)			209,821,110

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 4.0%
Colombia – 0.4%
Colombian TES Series B 5.75%, 11/03/2027	COP	67,778,500	$16,468,851

United States – 3.6%
U.S. Treasury Bonds 6.125%, 11/15/2027(p)(q)	U.S.$	36,930	47,212,697
U.S. Treasury Notes 2.375%, 05/15/2029(p)(q)		87,447	93,117,183
3.125%, 11/15/2028(p)(q)		20,350	22,645,734

			162,975,614

Total Governments - Treasuries (cost $170,323,659)			179,444,465

COLLATERALIZED LOAN OBLIGATIONS – 2.4%
CLO - Floating Rate – 2.4%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.122% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(l)		11,494	11,501,737
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class E 8.022% (LIBOR 3 Month + 7.89%), 01/20/2032(a)(l)		2,391	2,391,525
Ballyrock CLO 15 Ltd. Series 2021-1A, Class D 6.344% (LIBOR 3 Month + 6.22%), 04/15/2034(a)(l)		2,000	1,959,682
Benefit Street Partners CLO Ltd. Series 2020-22A, Class E 7.132% (LIBOR 3 Month + 7.00%), 01/20/2032(a)(l)		312	312,076
Bristol Park CLO Ltd. Series 2016-1A, Class DR 3.074% (LIBOR 3 Month + 2.95%), 04/15/2029(a)(l)		5,000	5,002,645
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 6.422% (LIBOR 3 Month + 6.30%), 07/18/2030(a)(l)		2,424	2,415,894
Dryden CLO Ltd. Series 2018-57A, Class E 5.325% (LIBOR 3 Month + 5.20%), 05/15/2031(a)(l)		1,741	1,668,933

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-78A, Class C 2.072% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(l)	U.S.$	2,270	$2,273,101
Series 2020-78A, Class D 3.122% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(l)		11,286	11,303,441
Elevation CLO Ltd. Series 2020-11A, Class C 2.324% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(l)		3,505	3,422,174
Series 2020-11A, Class D1 3.974% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(l)		5,438	5,451,120
Elmwood CLO Ltd. Series 2021-2A, Class E 6.089% (LIBOR 3 Month + 5.95%), 07/20/2034(a)(l)		800	800,188
Elmwood CLO VII Ltd. Series 2020-4A, Class E 7.222% (LIBOR 3 Month + 7.10%), 01/17/2034(a)(l)		2,122	2,133,965
Series 2021-1A, Class E1 6.132% (LIBOR 3 Month + 6.00%), 01/20/2034(a)(l)		1,786	1,788,083
Series 2021-5A, Class E 6.47% (LIBOR 3 Month + 6.35%), 01/20/2035(a)(l)		3,650	3,650,000
Flatiron CLO Ltd. Series 2021-1A, Class E 6.151% (LIBOR 3 Month + 6.00%), 07/19/2034(a)(l)		350	336,556
Kayne CLO 4 Ltd. Series 2019-4A, Class E 6.874% (LIBOR 3 Month + 6.75%), 04/25/2032(a)(l)		3,086	3,089,739
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.122% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(l)		2,940	2,944,710
Kayne CLO 10 Ltd. Series 2021-10A, Class E 6.02% (LIBOR 3 Month + 5.85%), 04/23/2034(a)(l)		3,793	3,730,650
Kayne CLO 11 Ltd. Series 2021-11A, Class E 6.374% (LIBOR 3 Month + 6.25%), 04/15/2034(a)(l)		1,545	1,547,983

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LCM 28 Ltd. Series 28A, Class D 3.082% (LIBOR 3 Month + 2.95%), 10/20/2030(a)(l)	U.S.$	500	$488,446
Madison Park Funding LI Ltd. Series 2021-51A, Class E 6.42% (LIBOR 3 Month + 6.27%), 07/19/2034(a)(l)		1,600	1,596,533
OCP CLO Ltd. Series 2021-21A, Class E 6.46% (LIBOR 3 Month + 6.28%), 07/20/2034(a)(l)		2,250	2,240,359
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class CR 2.074% (LIBOR 3 Month + 1.95%), 01/24/2033(a)(l)		8,719	8,720,152
Series 2016-1A, Class DR 3.224% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(l)		7,987	7,959,639
OZLM XXII Ltd. Series 2018-22A, Class D 5.422% (LIBOR 3 Month + 5.30%), 01/17/2031(a)(l)		968	886,836
Palmer Square CLO Ltd. Series 2021-1A, Class D 6.132% (LIBOR 3 Month + 6.00%), 04/20/2034(a)(l)		6,063	6,065,025
Rockford Tower CLO Ltd. Series 2019-1A, Class ER 6.452% (LIBOR 3 Month + 6.32%), 04/20/2034(a)(l)		2,000	1,949,466
Series 2021-2A, Class E 6.513% (LIBOR 3 Month + 6.40%), 07/20/2034(a)(l)		1,100	1,083,563
Series 2021-3A, Class E 7.07% (LIBOR 3 Month + 6.72%), 10/20/2034(a)(l)		4,738	4,667,608
Sixth Street CLO XX Ltd Series 2021-20A, Class E 6.282% (LIBOR 3 Month + 6.15%), 10/20/2034(a)(l)		3,021	3,021,024
Trimaran Cavu Ltd. Series 2019-1A, Class E 7.172% (LIBOR 3 Month + 7.04%), 07/20/2032(a)(l)		2,469	2,429,747

Total Collateralized Loan Obligations (cost $108,360,769)			108,832,600

64 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 2.4%
Energy – 0.9%
Energy Equipment & Services – 0.0%
Vantage Drilling International(e)	91,167	$478,627

Oil, Gas & Consumable Fuels – 0.9%
Battalion Oil Corp.(e)	135	1,297
Berry Corp.	745,325	7,162,573
Bonanza Creek Energy, Inc.	24,592	1,380,595
CHC Group LLC(e)(r)	2,087,668	45,929
Denbury, Inc.(e)	66,101	5,596,111
Diamond Offshore Drilling, Inc.(e)	696,725	3,831,987
Diamond Offshore Drilling, Inc.(e)(g)	148,609	817,350
Golden Energy Offshore Services AS(e)	3,360,247	324,175
Gulfport Energy Operating Corp.(e)	241,118	19,781,321
K201640219 South Africa Ltd. A Shares(b)(c)(e)	64,873,855	65
K201640219 South Africa Ltd. B Shares(b)(c)(e)	10,275,684	10
SandRidge Energy, Inc.(e)	1,446	18,509
Whiting Petroleum Corp.(e)	48,817	3,179,451

		42,139,373

		42,618,000

Consumer Discretionary – 0.4%
Auto Components – 0.4%
ATD New Holdings, Inc.(b)(e)	161,762	11,161,578
Exide Corp.(b)(c)(e)	4,045	8,292,250

		19,453,828

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(e)	4,628	506,581
Carlson Travel, Inc.(b)	608	– 0	–

		506,581

Internet & Direct Marketing Retail – 0.0%
Golo Mobile, Inc.(b)(c)(e)	168,790	4,091

		19,964,500

Financials – 0.4%
Insurance – 0.4%
Mt. Logan Re Ltd.(b)(c)(e)	18,000	16,662,371

Consumer Staples – 0.3%
Food & Staples Retailing – 0.3%
Southeastern Grocers, Inc.(b)(c)(e)	587,434	13,437,553

Information Technology – 0.2%
IT Services – 0.1%
Ag Tracker(b)(c)	444,369	1
Paysafe Ltd.(e)	562,779	4,389,676

		4,389,677

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Software – 0.1%
Avaya Holdings Corp.(e)		125,330	$2,333,644
Monitronics International, Inc.(e)		257,529	1,545,174

			3,878,818

			8,268,495

Industrials – 0.1%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(b)(c)(e)		14	– 0	–

Construction & Engineering – 0.1%
WillScot Mobile Mini Holdings Corp.(e)		109,384	3,801,094

			3,801,094

Communication Services – 0.1%
Media – 0.1%
iHeartMedia, Inc. – Class A(e)		164,799	3,193,807

Materials – 0.0%
Metals & Mining – 0.0%
BIS Industries Holdings Ltd.(b)(c)(e)		5,004,988	5
Neenah Enterprises, Inc.(b)(c)(e)		49,578	– 0	–

			5

Total Common Stocks (cost $148,648,334)			107,945,825

		Principal Amount (000)
QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Bahrain – 0.2%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(a)	U.S.$	2,297	2,484,780
8.375%, 11/07/2028(a)		6,384	7,360,752

			9,845,532

Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		1,062	1,137,933
5.45%, 05/15/2030(a)		725	827,863

			1,965,796

Mexico – 0.7%
Petroleos Mexicanos 5.95%, 01/28/2031		11,623	11,407,974
6.49%, 01/23/2027		1,881	1,997,434
6.50%, 01/23/2029		1,675	1,739,948
6.75%, 09/21/2047		10,130	8,927,062

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.84%, 01/23/2030	U.S.$	4,522	$4,717,577
7.69%, 01/23/2050		3,039	2,902,245

			31,692,240

Panama – 0.0%
Aeropuerto Internacional de Tocumen SA 4.00%, 08/11/2041(a)		649	652,975
5.125%, 08/11/2061(a)		478	498,106

			1,151,081

South Africa – 0.1%
Eskom Holdings SOC Ltd. 6.35%, 08/10/2028(a)		2,540	2,730,500
7.125%, 02/11/2025(a)		1,951	2,023,675

			4,754,175

Trinidad & Tobago – 0.0%
Trinidad Generation UnLtd. 5.25%, 11/04/2027(a)		703	713,237

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/2026(a)(e)(j)		5,000	250,000

Total Quasi-Sovereigns (cost $45,137,887)			50,372,061

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.6%
Non-Agency Fixed Rate CMBS – 0.6%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.355%, 04/10/2046(s)		6,509	99,328
Commercial Mortgage Trust Series 2012-CR3, Class F 4.75%, 10/15/2045(a)		1,000	200,416
Series 2012-CR5, Class XA 1.503%, 12/10/2045(s)		8,463	106,476
Series 2013-LC6, Class XA 1.279%, 01/10/2046(s)		26,633	247,381
Series 2014-CR15, Class XA 0.711%, 02/10/2047(s)		6,762	99,417
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.477%, 02/10/2046(s)		3,680	52,104
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.159%, 08/10/2044(a)		7,937	6,765,874
Series 2012-GC6, Class C 5.844%, 01/10/2045(a)		1,177	1,177,626

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-GC13, Class D 4.064%, 07/10/2046(a)	U.S.$	1,500	$731,291
Series 2014-GC18, Class D 4.975%, 01/10/2047(a)		2,261	373,133
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 4.88%, 06/15/2045(a)		5,000	4,400,740
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.589%, 11/15/2045(a)(s)		22,973	147,685
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.578%, 12/10/2045(a)(s)		2,954	29,556
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 4.887%, 06/15/2044(a)		2,576	2,447,124
Series 2012-C7, Class XA 1.295%, 06/15/2045(a)(s)		6,199	11,911
Series 2012-C8, Class E 4.883%, 08/15/2045(a)		6,905	6,794,163
Series 2014-C20, Class D 3.986%, 05/15/2047(a)		3,701	1,594,242

			25,278,467

Non-Agency Floating Rate CMBS – 0.0%
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 4.84% (LIBOR 1 Month + 4.75%), 05/15/2036(a)(l)		1,702	1,192,429

Total Commercial Mortgage-Backed Securities (cost $31,812,511)			26,470,896

		Shares
PREFERRED STOCKS – 0.6%
Industrial – 0.5%
Energy – 0.4%
Gulfport Energy Operating Corp. 10.00%(b)(e)		788	4,609,800
Targa Resources Corp. Series A 9.50%		11,000	11,899,960

			16,509,760

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PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%		211,900	$6,653,660

			23,163,420

Financial Institutions – 0.1%
Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		95,901	2,499,180

Total Preferred Stocks (cost $20,586,746)			25,662,600

		Principal Amount (000)
LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	1,200	2,080,923
7.625%, 03/01/2040		1,250	2,086,959
State of Illinois Series 2010 7.35%, 07/01/2035		4,120	5,233,627
Wisconsin Public Finance Authority (Catholic Bishop of Chicago(The)) Series 2021 5.75%, 07/25/2041(a)		7,240	7,666,126

Total Local Governments - US Municipal Bonds (cost $13,850,444)			17,067,635

INFLATION-LINKED SECURITIES – 0.4%
Colombia – 0.4%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044(a)	COP	14,562,910	2,852,071
Fideicomiso PA Costera 6.25%, 01/15/2034(a)		7,580,000	2,084,282
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(g)		36,247,335	10,484,168

Total Inflation-Linked Securities (cost $17,988,760)			15,420,521

abfunds.com	AB HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.3%
Other ABS - Fixed Rate – 0.2%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 10.883%, 06/15/2043(g)	U.S.$	335	$327,153
Series 2019-24, Class PT 10.615%, 08/15/2044(g)		865	866,352
Series 2019-36, Class PT 12.985%, 10/17/2044(g)		1,358	1,366,694
Series 2019-43, Class PT 5.997%, 11/15/2044(g)		577	570,231
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 12.355%, 05/15/2043(g)		322	318,551
Series 2018-12, Class PT 11.967%, 06/15/2043(g)		331	328,162
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 10.944%, 03/16/2043(g)		72	70,409
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(b)(c)(g)		1,151	966,202
Series 2017-3, Class R Zero Coupon, 09/25/2026(b)(c)(g)		80	1,680,000
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027(b)(c)(g)		114	2,659,172

			9,152,926

Home Equity Loans - Fixed Rate – 0.1%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 6.22%, 09/25/2036		670	311,758
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.554%, 10/25/2035		671	674,427
GSAA Home Equity Trust Series 2005-12, Class AF5 6.159%, 09/25/2035		935	788,713
Series 2006-6, Class AF4 6.621%, 03/25/2036		3,077	1,255,335

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-6, Class AF5 6.741%, 03/25/2036	U.S.$	2,490	$1,016,176
Series 2006-10, Class AF3 5.985%, 06/25/2036		1,248	498,988
Lehman XS Trust Series 2007-6, Class 3A5 4.467%, 05/25/2037		88	89,394

			4,634,791

Autos - Fixed Rate – 0.0%
Flagship Credit Auto Trust Series 2019-1, Class E 5.06%, 06/15/2026(a)		791	829,296

Total Asset-Backed Securities (cost $17,023,990)			14,617,013

EMERGING MARKETS - TREASURIES – 0.1%
Dominican Republic – 0.1%
Dominican Republic International Bond 12.00%, 01/20/2022(a) (cost $7,829,576)		347,740	6,285,962

		Shares
WARRANTS – 0.1%
Avaya Holdings Corp., expiring 12/15/2022(e)		385,763	540,068
Battalion Oil Corp., expiring 10/08/2022(b)(c)(e)		2,515	– 0	–
Encore Automotive Acceptance, expiring 07/05/2031(b)(c)(e)		44	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(b)(c)(e)		189,795	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(e)		304,120	15,206
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(e)		130,889	6,283
Willscot Corp., expiring 11/29/2022(b)(c)(e)		169,364	3,285,967

Total Warrants (cost $3,612,897)			3,847,524

abfunds.com	AB HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b)(e) (cost $0)		45,881	$61,481

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.0%
Netherlands – 0.0%
SNS Bank NV Series E 11.25%, 12/31/2049(b)(c)(e)(k) (cost $1,373,314)	EUR	1,001	– 0	–

		Shares
SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 2.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(t)(u)(v) (cost $118,009,700)		118,009,700	118,009,700

		Principal Amount (000)
Time Deposits – 0.5%
BBH, Grand Cayman (0.21)%, 11/01/2021	AUD	32	24,120
Citibank, London (0.79)%, 11/01/2021	EUR	6,768	7,823,947
0.00%, 11/01/2021	GBP	69	94,458
Royal Bank of Canada, Toronto 0.00%, 11/01/2021	CAD	593	478,992
0.01%, 11/01/2021	U.S.$	13,558	13,557,990

Total Time Deposits (cost $21,979,507)			21,979,507

Total Short-Term Investments (cost $139,989,207)			139,989,207

Total Investments – 102.9% (cost $4,639,006,797)			4,618,123,345
Other assets less liabilities – (2.9)%			(128,966,099)

Net Assets – 100.0%			$4,489,157,246

72 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	74	December 2021	$11,902,438	$(123,617)
U.S. T-Note 5 Yr (CBT) Futures	893	December 2021	108,722,750	(1,606,008)
U.S. T-Note 10 Yr (CBT) Futures	192	December 2021	25,095,000	(418,125)
U.S. Ultra Bond (CBT) Futures	277	December 2021	54,404,531	(60,563)

				$(2,208,313)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	22,888	EUR	19,657	11/08/2021	$(161,625)
Barclays Bank PLC	EUR	4,268	USD	4,977	11/08/2021	42,308
Barclays Bank PLC	USD	21,855	EUR	18,750	11/08/2021	(177,569)
Brown Brothers Harriman & Co.	EUR	5,258	USD	6,177	11/08/2021	97,227
Brown Brothers Harriman & Co.	EUR	2,227	USD	2,568	11/08/2021	(6,480)
Brown Brothers Harriman & Co.	USD	300	EUR	256	11/08/2021	(3,726)
Brown Brothers Harriman & Co.	ZAR	5,711	USD	396	11/24/2021	23,467
Citibank, NA	COP	137,388,888	USD	35,778	11/12/2021	(678,760)
Deutsche Bank AG	EUR	3,184	USD	3,686	11/08/2021	5,056
Deutsche Bank AG	RUB	71,687	USD	973	12/15/2021	(28,185)
Goldman Sachs Bank USA	GBP	6,613	USD	9,083	11/10/2021	32,574
Goldman Sachs Bank USA	MXN	18,187	USD	891	01/13/2022	17,314
JPMorgan Chase Bank, NA	EUR	12,024	USD	14,086	11/08/2021	183,892
JPMorgan Chase Bank, NA	USD	3,994	EUR	3,442	11/08/2021	(14,126)
Morgan Stanley Capital Services LLC	EUR	4,240	USD	5,027	11/08/2021	124,847
Morgan Stanley Capital Services LLC	CAD	7,308	USD	5,711	11/19/2021	(194,552)
UBS AG	EUR	137,317	USD	163,243	11/08/2021	4,486,827

						$3,748,489

abfunds.com	AB HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	5.00%	Quarterly	3.05%	USD	172,840	$16,319,071	$16,315,248	$3,823
iTraxx Europe Crossover Series 27, 5 Year Index, 06/20/2022*	5.00	Quarterly	0.91	EUR	1	34	9	25
iTraxx Europe Crossover Series 36, 5 Year Index, 12/20/2026*	5.00	Quarterly	2.62	EUR	74,910	10,144,158	10,380,106	(235,948)

						$26,463,263	$26,695,363	$(232,100)

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	10.00%	USD	2,913	$(1,277,323)	$(1,430,408)	$153,085
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	1,433	(628,538)	(692,802)	64,264
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,750	(1,040,625)	(1,332,047)	291,422
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,714	(1,030,325)	(457,716)	(572,609)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	6,122	(1,698,345)	(739,490)	(958,855)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8,746	(2,426,286)	(1,052,473)	(1,373,813)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	15,706	(4,357,106)	(1,906,962)	(2,450,144)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	40,000	(11,096,667)	(4,545,042)	(6,551,625)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	10.00%	USD	526	$(230,599)	$(74,565)	$(156,034)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	1,316	(576,708)	(186,480)	(390,228)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	1,316	(577,256)	(181,873)	(395,383)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	2,631	(1,154,090)	(363,254)	(790,836)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	25,820	(11,314,941)	(3,838,862)	(7,476,079)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	247	(68,522)	(29,521)	(39,001)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	7,560	(2,097,270)	(897,681)	(1,199,589)
International Game Technology, 4.750%, 02/15/2023, 06/20/2022*	5.00	Quarterly	0.40	EUR	1,640	67,280	23,666	43,614
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,395	(664,812)	(268,729)	(396,083)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	0.80	USD	1,300	123,951	35,747	88,204
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	0.80	USD	1,440	137,300	61,970	75,330
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	287	(125,707)	(138,378)	12,671
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	287	(125,707)	(138,378)	12,671
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	109,299	(47,898,040)	(24,288,379)	(23,609,661)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	561	(155,631)	(145,854)	(9,777)

abfunds.com	AB HIGH INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	561	$(155,724)	$(121,576)	$(34,148)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,122	(311,448)	(251,208)	(60,240)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,122	(311,448)	(251,208)	(60,240)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,433	(397,538)	(175,887)	(221,651)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	26,762	(7,424,225)	(3,701,067)	(3,723,158)
United States Steel Corp., 6.650%, 06/01/2037, 12/20/2021*	5.00	Quarterly	0.24	USD	4,590	54,368	(10,141)	64,509
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	6,340	(1,758,822)	(774,220)	(984,602)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	5,291	(2,319,370)	(2,759,231)	439,861
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	573	(251,415)	(270,867)	19,452
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	1,777	(779,134)	(792,204)	13,070
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	971	(425,634)	(411,276)	(14,358)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	1,777	(779,134)	(732,067)	(47,067)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	1,777	(779,134)	(727,786)	(51,348)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	1,777	(779,134)	(723,505)	(55,629)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	1,777	(779,134)	(719,224)	(59,910)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	1,942	(851,690)	(701,519)	(150,171)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	1,942	(851,690)	(696,887)	(154,803)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,805	(778,621)	(742,727)	(35,894)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	2,805	$(778,154)	$(688,755)	$(89,399)

						$(108,673,048)	$(57,838,866)	$(50,834,182)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Maturity	EUR 25,740	12/20/2021	$(513,024)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2021
Barclays Capital, Inc.†	2,544	USD	(1.75	)%*	—	$2,538,186
Barclays Capital, Inc.†	2,530	USD	(0.25	)%*	—	2,529,325
Barclays Capital, Inc.†	2,045	USD	(0.25	)%*	—	2,043,409
Barclays Capital, Inc.	2,311	USD	0.00%		11/01/2021	2,310,735
Barclays Capital, Inc.†	1,543	USD	0.00%		—	1,543,465
Barclays Capital, Inc.†	10,600	USD	0.40%		—	10,603,769
Credit Suisse Securities (USA) LLC	6,509	EUR	(1.50	)%*	11/03/2021	7,525,005
Credit Suisse Securities (USA) LLC†	2,832	USD	(0.25	)%*	—	2,829,129
Credit Suisse Securities (USA) LLC†	360	USD	0.01%		—	360,011

						$32,283,034

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2021.

*	Interest payment due from counterparty.

abfunds.com	AB HIGH INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$9,440,105	$9,835,740		$	– 0	–	$	– 0	–	$19,275,845
Corporates – Investment Grade	13,007,189	– 0	–		– 0	–		– 0	–	13,007,189

Total	$22,447,294	$9,835,740		$	– 0	–	$	– 0	–	$32,283,034

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $2,926,104,567 or 65.1% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Defaulted matured security.

(e)	Non-income producing security.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2021.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.93% of net assets as of October 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Athabasca Oil Corp. 9.75%, 11/01/2026	10/07/2021	$5,816,706	$6,040,670	0.15%
Bellemeade Re Ltd. Series 2019-4A, Class B1 3.939%, 10/25/2029	04/16/2020	1,137,325	1,605,330	0.04%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 10.883%, 06/15/2043	04/25/2018 – 06/01/2020	335,498	327,153	0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 10.615%, 08/15/2044	06/27/2019	843,536	866,352	0.02%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 12.985%, 10/17/2044	09/04/2019	1,348,695	1,366,694	0.03%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 5.997%, 11/15/2044	10/09/2019	571,711	570,231	0.01%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 11.967%, 06/15/2043	06/26/2018	$332,126		$328,162		0.01%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 12.355%, 05/15/2043	03/27/2018 – 05/11/2018	323,821		318,551		0.01%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 10.944%, 03/16/2043	03/07/2018	72,470		70,409		0.00%
Diamond Offshore Drilling, Inc.	04/23/2021	2,371,457		817,350		0.02%
Digicel Group Holdings Ltd. 7.00%, 11/15/2021	11/28/2016 – 04/01/2021	696,910		587,783		0.01%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-FTR3, Class B2 4.886%, 09/25/2047	06/03/2020	935,179		1,141,112		0.03%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	10,725,858		10,484,168		0.26%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.589%, 10/25/2025	09/18/2015	3,114,499		3,140,455		0.08%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017 – 06/30/2021	5,457,077		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	01/31/2017	3,114,592		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/15/2013 – 02/19/2015	12,955,188		– 0	–	0.00%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058	01/22/2021	2,406,872		22,414		0.00%

abfunds.com	AB HIGH INCOME FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Radnor Re Ltd. Series 2020-1, Class B1 3.089%, 01/25/2030	04/15/2020	$296,397	$484,065	0.01%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/28/2017 – 08/01/2017	703,464	966,202	0.02%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 09/25/2026	09/18/2017	1,680,000	1,680,000	0.04%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027	02/01/2018	2,659,172	2,659,172	0.07%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	871,000	892,653	0.02%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 – 10/31/2020	4,721,019	24,976	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	10/19/2012 – 02/27/2014	8,550,341	137,082	0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	2,486,550	312,500	0.01%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/26/2012 – 02/05/2014	11,383,331	68,235	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.339%, 11/25/2025	09/06/2016	2,015,585	1,937,586	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.589%, 11/25/2025	02/26/2018 – 09/28/2015	1,057,659	1,044,599	0.03%

(h)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(i)	Convertible security.

(j)	Defaulted.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

(m)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the CDOR or the LIBOR/CDOR floor rate plus spread at October 31, 2021.

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PORTFOLIO OF INVESTMENTS (continued)

(n)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(o)	Inverse interest only security.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	03/10/2017	$33,044,260	$45,929	0.00%

(s)	IO – Interest Only.

(t)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(u)	The rate shown represents the 7-day yield as of period end.

(v)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

MXN – Mexican Peso

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 81

STATEMENT OF ASSETS & LIABILITIES

October 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,520,997,097)	$4,500,113,645
Affiliated issuers (cost $118,009,700)	118,009,700
Cash collateral due from broker	32,109,816
Foreign currencies, at value (cost $8,866,013)	6,862,051
Unaffiliated interest receivable	60,622,648
Receivable for capital stock sold	6,060,254
Unrealized appreciation on forward currency exchange contracts	5,013,512
Receivable for investment securities sold	2,415,232
Market value of credit default swaps (net premiums paid $111,242)	382,899
Receivable for variation margin on futures	245,121
Affiliated dividends receivable	639

Total assets	4,731,835,517

Liabilities
Due to Custodian	242
Market value of credit default swaps (net premiums received $57,950,108)	109,055,947
Payable for investment securities purchased	79,074,142
Payable for reverse repurchase agreements	32,283,034
Payable for capital stock redeemed	9,479,523
Payable for capital gains taxes	4,591,660
Dividends payable	2,476,415
Advisory fee payable	1,836,188
Unrealized depreciation on forward currency exchange contracts	1,265,023
Distribution fee payable	551,681
Payable for variation margin on centrally cleared swaps	549,542
Unrealized depreciation on total return swaps	513,024
Transfer Agent fee payable	167,013
Administrative fee payable	32,173
Directors’ fee payable	6,260
Accrued expenses and other liabilities	796,404

Total liabilities	242,678,271

Net Assets	$4,489,157,246

Composition of Net Assets
Capital stock, at par	$561,512
Additional paid-in capital	4,947,447,133
Accumulated loss	(458,851,399)

$4,489,157,246

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,157,302,301	145,031,050	$7.98	*

C	$324,643,801	40,208,236	$8.07

Advisor	$2,579,005,935	322,721,141	$7.99

R	$32,847,268	4,114,088	$7.98

K	$38,413,548	4,809,144	$7.99

I	$90,892,852	11,361,674	$8.00

Z	$266,051,541	33,266,764	$8.00

*	The maximum offering price per share for Class A shares was $8.33 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 83

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income
Interest (net of foreign taxes withheld of $909,819)	$278,109,914
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $156,750)	4,054,730
Affiliated issuers	11,001	$282,175,645

Expenses
Advisory fee (see Note B)	23,160,488
Distribution fee—Class A	2,971,189
Distribution fee—Class C	4,013,478
Distribution fee—Class R	185,611
Distribution fee—Class K	120,960
Transfer agency—Class A	980,982
Transfer agency—Class C	331,883
Transfer agency—Advisor Class	2,335,972
Transfer agency—Class R	96,518
Transfer agency—Class K	89,833
Transfer agency—Class I	81,902
Transfer agency—Class Z	55,277
Custody and accounting	387,587
Printing	292,298
Audit and tax	208,190
Registration fees	178,181
Administrative	92,601
Directors’ fees	81,996
Legal	76,177
Credit facility fees	151
Miscellaneous	190,068

Total expenses before interest expense	35,931,342
Interest expense	79,413

Total expenses	36,010,755
Less: expenses waived and reimbursed by the Adviser (see Note B)	(48,351)

Net expenses		35,962,404

Net investment income		246,213,241

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$174,232,938
Forward currency exchange contracts	(23,418,815)
Futures	(12,111,505)
Swaps	125,061,767
Foreign currency transactions	(14,637,483)
Net change in unrealized appreciation/depreciation on:
Investments(b)	154,087,053
Forward currency exchange contracts	(2,595,096)
Futures	(667,126)
Swaps	(31,059,197)
Foreign currency denominated assets and liabilities	(51,932)

Net gain on investment and foreign currency transactions	368,840,604

Contributions from Affiliates (see Note B)	228

Net Increase in Net Assets from Operations	$615,054,073

(a)	Net of foreign realized capital gains taxes of $779,020.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $175,849.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$246,213,241	$286,377,450
Net realized gain (loss) on investment and foreign currency transactions	249,126,902	(244,160,507)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	119,713,702	(72,418,695)
Contributions from Affiliates (see Note B)	228	5,401

Net increase (decrease) in net assets from operations	615,054,073	(30,196,351)
Distributions to Shareholders
Class A	(65,254,803)	(75,095,657)
Class B	– 0	–	(825)
Class C	(19,047,946)	(30,051,043)
Advisor Class	(161,288,193)	(191,483,973)
Class R	(1,895,216)	(2,712,684)
Class K	(2,617,992)	(5,037,742)
Class I	(5,699,165)	(10,410,617)
Class Z	(16,116,795)	(20,917,585)
Return of Capital
Class A	(6,198,609)	– 0	–
Class B	– 0	–	– 0	–
Class C	(1,809,381)	– 0	–
Advisor Class	(15,320,902)	– 0	–
Class R	(180,028)	– 0	–
Class K	(248,685)	– 0	–
Class I	(541,369)	– 0	–
Class Z	(1,530,948)	– 0	–
Capital Stock Transactions
Net decrease	(1,051,718,166)	(31,394,997)

Total decrease	(734,414,125)	(397,301,474)
Net Assets
Beginning of period	5,223,571,371	5,620,872,845

End of period	$4,489,157,246	$5,223,571,371

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2021

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at

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NOTES TO FINANCIAL STATEMENTS (continued)

the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most

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NOTES TO FINANCIAL STATEMENTS (continued)

foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$2,537,385,319		$1,028,380	#	$2,538,413,699
Corporates – Investment Grade		– 0	–	381,084,197		– 0	–	381,084,197
Bank Loans		– 0	–	258,142,046		39,398,248		297,540,294
Emerging Markets – Sovereigns		– 0	–	273,332,978		– 0	–	273,332,978
Emerging Markets – Corporate Bonds		– 0	–	221,888,301		24,976	#	221,913,277
Collateralized Mortgage Obligations		– 0	–	209,821,110		– 0	–	209,821,110
Governments – Treasuries		– 0	–	179,444,465		– 0	–	179,444,465
Collateralized Loan Obligations		– 0	–	108,832,600		– 0	–	108,832,600
Common Stocks		53,738,564		4,649,337		49,557,924	#	107,945,825
Quasi-Sovereigns		– 0	–	50,372,061		– 0	–	50,372,061
Commercial Mortgage-Backed Securities		– 0	–	26,470,896		– 0	–	26,470,896
Preferred Stocks		9,152,840		11,899,960		4,609,800		25,662,600
Local Governments – US Municipal Bonds		– 0	–	17,067,635		– 0	–	17,067,635
Inflation-Linked Securities		– 0	–	15,420,521		– 0	–	15,420,521
Asset-Backed Securities		– 0	–	9,311,639		5,305,374		14,617,013
Emerging Markets – Treasuries		– 0	–	6,285,962		– 0	–	6,285,962
Warrants		561,557		– 0	–	3,285,967	#	3,847,524

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2			Level 3		Total
Rights	$	– 0	–	$	– 0	–	$61,481		$61,481
Governments – Sovereign Bonds		– 0	–		– 0	–	0	#	– 0	–
Short-Term Investments:
Investment Companies		118,009,700			– 0	–	– 0	–	118,009,700
Time Deposits		– 0	–		21,979,507		– 0	–	21,979,507

Total Investments in Securities		181,462,661			4,333,388,534		103,272,150		4,618,123,345
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts		– 0	–		5,013,512		– 0	–	5,013,512
Centrally Cleared Credit Default Swaps		– 0	–		26,463,263		– 0	–	26,463,263	†
Credit Default Swaps		– 0	–		382,899		– 0	–	382,899
Liabilities
Futures		(2,208,313)			– 0	–	– 0	–	(2,208,313	)†
Forward Currency Exchange Contracts		– 0	–		(1,265,023)		– 0	–	(1,265,023)
Credit Default Swaps		– 0	–		(109,055,947)		– 0	–	(109,055,947)
Total Return Swaps		– 0	–		(513,024)		– 0	–	(513,024)
Reverse Repurchase Agreements		(32,283,034)			– 0	–	– 0	–	(32,283,034)

Total		$146,971,314			$4,254,414,214		$103,272,150		$4,504,657,678

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans		Emerging Markets - Corporate Bonds#		Common Stocks#
Balance as of 10/31/20	$2,209,876		$58,220,720		$72,627		$46,790,997
Accrued discounts/ (premiums)	– 0	–	– 0	–	(111,122)		– 0	–
Realized gain (loss)	13,172		254,027		– 0	–	1,951,917
Change in unrealized appreciation/ depreciation	(124,652)		3,621,238		(762,374)		19,345,347
Purchases/Payups	50,200		37,931,809		825,845		18,000,000
Sales/Paydowns	(1,120,216)		(55,796,820)		– 0	–	(36,109,540)
Transfers into Level 3	– 0	–	4,447,634		– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(9,280,360)		– 0	–	(420,797)

Balance as of 10/31/21	$1,028,380		$39,398,248		$24,976		$49,557,924

Net change in unrealized appreciation/depreciation from investments held as of 10/31/21**	$(124,652)		$1,150,935		$(762,374)		$13,502,785

	Preferred Stocks		Asset- Backed Securities		Warrants#		Rights
Balance as of 10/31/20	$5,431,939		$11,596,706		$954,044		$48,955
Accrued discounts/ (premiums)	– 0	–	(6,139,522)		– 0	–	– 0	–
Realized gain (loss)	(236)		1,101,823		– 0	–	– 0	–
Change in unrealized appreciation/ depreciation	3,965,480		913,556		2,331,923		12,526
Purchases/Payups	1,470,190		– 0	–	– 0	–	– 0	–
Sales/Paydowns	(6,257,573)		(2,167,189)		– 0	–	– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 10/31/21	$4,609,800		$5,305,374		$3,285,967		$61,481

Net change in unrealized appreciation/depreciation from investments held as of 10/31/21**	$3,965,480		$947,950		$2,331,923		$12,526

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NOTES TO FINANCIAL STATEMENTS (continued)

	Governments - Sovereign Bonds#			Whole Loan Trusts			Total
Balance as of 10/31/20	$	– 0	–		$330,713		$125,656,577
Accrued discounts/ (premiums)		– 0	–		– 0	–	(6,250,644)
Realized gain (loss)		– 0	–		(5,908,393)		(2,587,690)
Change in unrealized appreciation/ depreciation		– 0	–		5,789,464		35,092,508
Purchases/Payups		– 0	–		– 0	–	58,278,044
Sales/Paydowns		– 0	–		(211,784)		(101,663,122)
Transfers into Level 3		– 0	–		– 0	–	4,447,634
Transfers out of Level 3		– 0	–		– 0	–	(9,701,157)

Balance as of 10/31/21	$	– 0	–	$	– 0	–	$103,272,150

Net change in unrealized appreciation/depreciation from investments held as of 10/31/21**	$	– 0	–	$	– 0	–	$21,024,573

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2021. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/21			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$1,028,380		Recovery Analysis	Collateral Value	$75.90
	$	– 0	–	Qualitative Assessment		$0.00

		$1,028,380

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NOTES TO FINANCIAL STATEMENTS (continued)

	Fair Value at 10/31/21			Valuation Technique	Unobservable Input	Input

Common Stocks		$16,662,371		Market Approach	NAV Equivalent	$925.69
		$8,292,250		Market Approach	Projected Enterprise Value	$595.3mm to $661.3mm
		$4,091		Market Approach	Last Traded Price	0.03 CAD
		$5		Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$24,958,717

Warrants		$3,285,967		Option Pricing Model	Exercise Price	$19.40
	$	– 0	–	Qualitative Assessment		$0.00

		$3,285,967

Governments –Sovereign Bonds	$	– 0	–	Qualitative Assessment		$0.00

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, NAV Equivalent, Projected Enterprise Value, Last Traded Price and Exercise Price in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

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NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company. Certain prior year amounts have been reclassifed to conform to current year presentation.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2021, the reimbursement for such services amounted to $92,601.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,068,872 for the year ended October 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $48,835 from the sale of Class A shares and received $23,265 and $21,402 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in

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NOTES TO FINANCIAL STATEMENTS (continued)

an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2021, such waiver amounted to $48,351.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$22,537	$1,613,858	$1,518,385	$118,010	$11

During the year ended October 31, 2021 and the year ended October 31, 2020, the Adviser reimbursed the Fund $228 and $5,401, respectively, for trading losses incurred due to trade entry errors.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,689,432, $1,295,813 and $1,409,323 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2021, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,325,951,803		$3,275,893,944
U.S. government securities	– 0	–	122,026,941

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$4,628,259,629

Gross unrealized appreciation	$354,664,901
Gross unrealized depreciation	(347,450,022)

Net unrealized appreciation	$7,214,879

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended October 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including

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government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2021, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated

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movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront

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premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2021, the Fund held total return swaps for non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$2,208,313	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$5,013,512		Unrealized depreciation on forward currency exchange contracts	1,265,023

Credit contracts	Market value of credit default swaps	382,899		Market value of credit default swaps	109,055,947

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	3,848	*	Receivable/Payable for variation margin on centrally cleared swaps	235,948	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts			Unrealized depreciation on total return swaps	$513,024

Total		$5,400,259		$113,278,255

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(2,095,260)	$	– 0	–

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(13,291,821)		(667,126)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(91,441)		(262,948)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(23,418,815)		(2,595,096)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	127,157,027		(31,059,197)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	1,180,316		– 0	–

Total		$89,440,006		$(34,584,367)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2021:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$96,820,791	(a)
Average notional amount of sale contracts	$512,756,951

Centrally Cleared Interest Rate Swaps
Average notional amount	$100,011,687	(b)

Credit Default Swaps:
Average notional amount of sale contracts	$319,915,637

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$135,417,706
Average principal amount of sale contracts	$450,085,594

Futures:
Average notional amount of buy contracts	$266,963,454
Average notional amount of sale contracts	$7,218,091	(c)

Total Return Swaps:
Average notional amount	$31,159,357

Purchased Swaptions:
Average notional amount	$34,899,333	(d)

(a)	Positions were open for seven months during the reporting period.

(b)	Positions were open for three months during the reporting period.

(c)	Positions were open for four months during the reporting period.

(d)	Positions were open for two months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$42,308	$(42,308)	$	– 0	–	$	– 0	–	$	– 0	–
Brown Brothers Harriman & Co.	120,694	(10,206)		– 0	–		– 0	–		110,488
Credit Suisse International	67,280	(67,280)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	5,056	(5,056)		– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs Bank USA/ Goldman Sachs International	$365,507	$(365,507)		$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Chase Bank, NA/ JPMorgan Securities, LLC	183,892	(183,892)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	124,847	(124,847)			– 0	–		– 0	–		– 0	–
UBS AG	4,486,827	– 0	–		– 0	–		– 0	–		4,486,827

Total	$5,396,411	$(799,096)		$	– 0	–	$	– 0	–		$4,597,315	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$161,625	$	– 0	–	$	– 0	–	$	– 0	–	$161,625
Barclays Bank PLC	177,569		(42,308)			– 0	–		– 0	–	135,261
Brown Brothers Harriman & Co.	10,206		(10,206)			– 0	–		– 0	–	– 0	–
Citibank, NA./ Citigroup Global Markets, Inc	24,233,975		– 0	–		(22,525,785)			(1,662,224)		45,966
Credit Suisse International	16,019,386		(67,280)			(1,089,300)			(14,862,806)		– 0	–
Deutsche Bank AG	692,997		(5,056)			(687,941)			– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	57,418,492		(365,507)			(4,564,430)			(52,488,555)		– 0	–
JPMorgan Chase Bank, NA/ JPMorgan Securities, LLC	1,772,948		(183,892)			(255,000)			(1,334,056)		– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	10,346,796		(124,847)			– 0	–		(10,221,949)		– 0	–

Total	$110,833,994		$(799,096)			$(29,122,456)			$(80,569,590)		$342,852	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2021, the average amount of reverse repurchase agreements outstanding was $37,308,782 and the daily weighted average interest rate was (0.02)%. During the period, the Fund received net interest payments from counterparties. At October 31, 2021, the Fund had reverse repurchase agreements outstanding in the amount of $32,283,034 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2021:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$21,568,889	$(21,568,889)	$	– 0	–
Credit Suisse Securities (USA) LLC	10,714,145	(10,661,573)		52,572

	$32,283,034	$(32,230,462)		$52,572

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2021, the Fund had the following unfunded loan commitment which could be extended at the option of borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan was $16,250.

Borrower	Unfunded Loan Participation Commitment	Funded
Jones DesLauriers Insurance Management, Inc. Delayed Draw Term Loan (Second Lien)	CAD 604,900	CAD – 0	–

As of October 31, 2021, the Fund had no bridge loan commitments outstanding.

During the year ended October 31, 2021, the Fund received no commitment fees or additional funding fees.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class A
Shares sold	18,378,622	32,982,337	$146,928,971	$246,238,865

Shares issued in reinvestment of dividends	5,402,802	6,143,528	43,262,233	46,584,501

Shares converted from Class B	– 0	–	104,386	– 0	–	855,964

Shares converted from Class C	14,465,645	10,303,954	115,910,952	77,721,522

Shares redeemed	(45,088,455)	(59,938,889)	(359,958,589)	(455,510,924)

Net (decrease)	(6,841,386)	(10,404,684)	$(53,856,433)	$(84,110,072)

Class B
Shares sold	– 0	–	– 0	–	$	– 0	–	$38

Shares issued in reinvestment of dividends	– 0	–	4	$	– 0	–	$	– 0	–

Shares converted to Class A	– 0	–	(103,502)	– 0	–	(855,964)

Shares redeemed	– 0	–	– 0	–	– 0	–	(7)

Net decrease	– 0	–	(103,498)	$	– 0	–	$(855,933)

Class C
Shares sold	3,865,703	9,396,426	$31,283,319	$69,982,274

Shares issued in reinvestment of dividends	1,398,773	2,140,910	11,325,019	16,398,052

Shares converted to Class A	(14,292,365)	(10,182,346)	(115,910,952)	(77,721,522)

Shares redeemed	(10,688,126)	(19,761,700)	(86,352,830)	(150,856,254)

Net decrease	(19,716,015)	(18,406,710)	$(159,655,444)	$(142,197,450)

Advisor Class
Shares sold	93,983,838	300,143,915	$751,166,463	$2,185,801,706

Shares issued in reinvestment of dividends	12,740,099	14,949,924	102,112,074	113,488,157

Shares redeemed	(192,337,848)	(269,674,525)	(1,539,966,954)	(2,034,432,046)

Net increase (decrease)	(85,613,911)	45,419,314	$ (686,688,417)	$264,857,817

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	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class R
Shares sold	845,835	1,189,713	$6,739,791	$9,087,432

Shares issued in reinvestment of dividends	257,636	357,257	2,062,964	2,708,506

Shares redeemed	(2,096,689)	(3,428,286)	(16,743,367)	(26,069,265)

Net decrease	(993,218)	(1,881,316)	$(7,940,612)	$(14,273,327)

Class K
Shares sold	1,014,155	2,586,142	$8,098,236	$19,605,736

Shares issued in reinvestment of dividends	356,051	660,196	2,850,350	5,003,848

Shares redeemed	(5,625,599)	(7,625,157)	(44,991,844)	(58,552,060)

Net decrease	(4,255,393)	(4,378,819)	$(34,043,258)	$(33,942,476)

Class I
Shares sold	6,181,130	7,064,910	$49,571,948	$51,381,403

Shares issued in reinvestment of dividends	732,679	1,332,722	5,873,862	10,094,835

Shares redeemed	(13,002,139)	(11,370,317)	(104,269,021)	(86,202,432)

Net decrease	(6,088,330)	(2,972,685)	$(48,823,211)	$(24,726,194)

Class Z
Shares sold	13,779,108	23,216,834	$110,601,217	$172,593,165

Shares issued in reinvestment of dividends	2,119,379	2,727,864	16,992,545	20,657,731

Shares redeemed	(23,482,762)	(25,389,031)	(188,304,553)	(189,398,258)

Net increase (decrease)	(7,584,275)	555,667	$(60,710,791)	$3,852,638

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new

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NOTES TO FINANCIAL STATEMENTS (continued)

investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if

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NOTES TO FINANCIAL STATEMENTS (continued)

the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in the statement of operations. The Fund had no borrowings outstanding from the Facility at October 31, 2021. For the year ended October 31, 2021, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$ 5,000,000	$ 5,000,000	1.09%

*	For 1 day borrowings were outstanding.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$271,920,110	$335,710,126

Total taxable distributions paid	271,920,110	335,710,126
Return of Capital	25,829,922	– 0	–

Total distributions paid	$297,750,032	$335,710,126

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(398,925,923)
Unrealized appreciation/(depreciation)	(18,187,594)

Total accumulated earnings/(deficit)	$(417,113,517)

(a)

As of October 31, 2021, the Fund had a net capital loss carryforward of $391,785,735. During the fiscal year, the Fund utilized $180,713,396 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2021, the cumulative deferred loss on straddles was $7,140,188.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of hyperinflationary currency contracts, the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund had a net short-term capital loss carryforward of $112,727,641 and a net long-term capital loss carryforward of $279,058,094, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser and the tax treatment of swaps resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.53	$ 8.19	$ 8.14	$ 8.91	$ 8.65

Income From Investment Operations

Net investment income(a)(b)	.40	.41	.47	.50	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.59)	.11	(.71)	.34

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.93	(.18)	.58	(.21)	.79

Less: Dividends and Distributions

Dividends from net investment income	(.44)	(.48)	(.41)	(.49)	(.53)

Return of capital	(.04)	– 0	–	(.12)	(.07)	– 0	–

Total dividends and distributions	(.48)	(.48)	(.53)	(.56)	(.53)

Net asset value, end of period	$ 7.98	$ 7.53	$ 8.19	$ 8.14	$ 8.91

Total Return

Total investment return based on net asset value(d)	12.52	%^	(2.02	)%^	7.33%	(2.51)%	9.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,157,302	$1,143,143	$1,329,150	$1,350,517	$1,869,052

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.84%	.86%	.87%	.84%	.81%

Expenses, before waivers/reimbursements(e)†	.84%	.86%	.88%	.85%	.82%

Net investment income(b)	4.95%	5.43%	5.82%	5.86%	5.15%

Portfolio turnover rate	48%	54%	49%	35%	51%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%

See footnote summary on page 126.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.62	$ 8.29	$ 8.24	$ 9.01	$ 8.75

Income From Investment Operations

Net investment income(a)(b)	.33	.35	.41	.44	.39

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	(.60)	.10	(.72)	.33

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.87	(.25)	.51	(.28)	.72

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.42)	(.35)	(.43)	(.46)

Return of capital	(.04)	– 0	–	(.11)	(.06)	– 0	–

Total dividends and distributions	(.42)	(.42)	(.46)	(.49)	(.46)

Net asset value, end of period	$ 8.07	$ 7.62	$ 8.29	$ 8.24	$ 9.01

Total Return

Total investment return based on net asset value(d)	11.65	%^	(2.86	)%^	6.43%	(3.21)%	8.37%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$324,644	$456,375	$649,108	$842,095	$1,139,390

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.58%	1.61%	1.62%	1.59%	1.56%

Expenses, before waivers/reimbursements(e)†	1.59%	1.61%	1.62%	1.59%	1.56%

Net investment income(b)	4.14%	4.56%	5.00%	5.04%	4.33%

Portfolio turnover rate	48%	54%	49%	35%	51%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%

See footnote summary on page 126.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66

Income From Investment Operations

Net investment income(a)(b)	.42	.43	.49	.52	.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.59)	.11	(.71)	.33

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.95	(.16)	.60	(.19)	.81

Less: Dividends and Distributions

Dividends from net investment income	(.46)	(.50)	(.42)	(.50)	(.55)

Return of capital	(.04)	– 0	–	(.13)	(.08)	– 0	–

Total dividends and distributions	(.50)	(.50)	(.55)	(.58)	(.55)

Net asset value, end of period	$ 7.99	$ 7.54	$ 8.20	$ 8.15	$ 8.92

Total Return

Total investment return based on net asset value(d)	12.92	%^	(1.77	)%^	7.58%	(2.26)%	9.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,579,006	$3,077,869	$2,976,343	$3,185,833	$4,351,171

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.59%	.61%	.62%	.59%	.56%

Expenses, before waivers/reimbursements(e)†	.59%	.61%	.63%	.60%	.57%

Net investment income(b)	5.20%	5.57%	6.05%	6.10%	5.38%

Portfolio turnover rate	48%	54%	49%	35%	51%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%

See footnote summary on page 126.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.53	$ 8.19	$ 8.14	$ 8.90	$ 8.64

Income From Investment Operations

Net investment income(a)(b)	.36	.38	.44	.47	.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	(.59)	.10	(.71)	.33

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.90	(.21)	.54	(.24)	.75

Less: Dividends and Distributions

Dividends from net investment income	(.41)	(.45)	(.38)	(.45)	(.49)

Return of capital	(.04)	– 0	–	(.11)	(.07)	– 0	–

Total dividends and distributions	(.45)	(.45)	(.49)	(.52)	(.49)

Net asset value, end of period	$ 7.98	$ 7.53	$ 8.19	$ 8.14	$ 8.90

Total Return

Total investment return based on net asset value(d)	12.17	%^	(2.49	)%^	6.89%	(2.80	)%^	8.88	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$32,847	$38,435	$57,226	$69,442	$87,602

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.27%	1.32%	1.28%	1.26%	1.20%

Expenses, before waivers/reimbursements(e)†	1.27%	1.33%	1.28%	1.26%	1.21%

Net investment income(b)	4.53%	4.93%	5.43%	5.47%	4.77%

Portfolio turnover rate	48%	54%	49%	35%	51%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%

See footnote summary on page 126.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.53	$ 8.19	$ 8.14	$ 8.91	$ 8.65

Income From Investment Operations

Net investment income(a)(b)	.39	.40	.47	.50	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	(.59)	.10	(.72)	.33

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.93	(.19)	.57	(.22)	.78

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.47)	(.40)	(.48)	(.52)

Return of capital	(.04)	– 0	–	(.12)	(.07)	– 0	–

Total dividends and distributions	(.47)	(.47)	(.52)	(.55)	(.52)

Net asset value, end of period	$ 7.99	$ 7.53	$ 8.19	$ 8.14	$ 8.91

Total Return

Total investment return based on net asset value(d)	12.53	%^	(2.15	)%^	7.25%	(2.58)%	9.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,413	$68,253	$110,135	$122,030	$126,399

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.94%	.98%	.94%	.91%	.89%

Expenses, before waivers/reimbursements(e)†	.94%	.98%	.94%	.91%	.89%

Net investment income(b)	4.87%	5.27%	5.76%	5.83%	5.08%

Portfolio turnover rate	48%	54%	49%	35%	51%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%

See footnote summary on page 126.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66

Income From Investment Operations

Net investment income(a)(b)	.42	.42	.50	.53	.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	(.58)	.10	(.72)	.33

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.96	(.16)	.60	(.19)	.81

Less: Dividends and Distributions

Dividends from net investment income	(.46)	(.50)	(.42)	(.50)	(.55)

Return of capital	(.04)	– 0	–	(.13)	(.08)	– 0	–

Total dividends and distributions	(.50)	(.50)	(.55)	(.58)	(.55)

Net asset value, end of period	$ 8.00	$ 7.54	$ 8.20	$ 8.15	$ 8.92

Total Return

Total investment return based on net asset value(d)	12.91	%^	(1.81	)%^	7.61%	(2.23)%	9.60%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$90,893	$131,550	$167,518	$192,941	$276,909

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.59%	.64%	.60%	.56%	.52%

Expenses, before waivers/reimbursements(e)†	.59%	.64%	.60%	.56%	.53%

Net investment income(b)	5.21%	5.57%	6.09%	6.15%	5.43%

Portfolio turnover rate	48%	54%	49%	35%	51%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%

See footnote summary on page 126.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66

Income From Investment Operations

Net investment income(a)(b)	.42	.43	.50	.54	.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55	(.59)	.10	(.73)	.32

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.97	(.16)	.60	(.19)	.81

Less: Dividends and Distributions

Dividends from net investment income	(.47)	(.50)	(.42)	(.50)	(.55)

Return of capital	(.04)	– 0	–	(.13)	(.08)	– 0	–

Total dividends and distributions	(.51)	(.50)	(.55)	(.58)	(.55)

Net asset value, end of period	$ 8.00	$ 7.54	$ 8.20	$ 8.15	$ 8.92

Total Return

Total investment return based on net asset value(d)	12.99	%^	(1.76	)%^	7.68%	(2.18)%	9.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$266,052	$307,946	$330,538	$359,903	$236,247

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.53%	.59%	.54%	.52%	.50%

Expenses, before waivers/reimbursements(e)†	.53%	.59%	.54%	.52%	.50%

Net investment income(b)	5.26%	5.66%	6.16%	6.27%	5.47%

Portfolio turnover rate	48%	54%	49%	35%	51%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%

See footnote summary on page 126.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2021	2020	2019	2018	2017

Class A
Net of waivers/reimbursements	.84%	.86%	.85%	.82%	.81%
Before waivers/reimbursements	.84%	.86%	.86%	.83%	.82%
Class C
Net of waivers/reimbursements	1.58%	1.60%	1.60%	1.57%	1.56%
Before waivers/reimbursements	1.59%	1.60%	1.60%	1.57%	1.56%
Advisor Class
Net of waivers/reimbursements	.59%	.60%	.60%	.57%	.56%
Before waivers/reimbursements	.59%	.60%	.61%	.58%	.57%
Class R
Net of waivers/reimbursements	1.27%	1.32%	1.26%	1.24%	1.20%
Before waivers/reimbursements	1.27%	1.33%	1.26%	1.24%	1.21%
Class K
Net of waivers/reimbursements	.94%	.97%	.92%	.89%	.89%
Before waivers/reimbursements	.94%	.97%	.92%	.89%	.89%
Class I
Net of waivers/reimbursements	.59%	.64%	.58%	.54%	.52%
Before waivers/reimbursements	.59%	.64%	.58%	.54%	.53%
Class Z
Net of waivers/reimbursements	.53%	.58%	.52%	.50%	.50%
Before waivers/reimbursements	.53%	.58%	.52%	.50%	.50%

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included

abfunds.com	AB HIGH INCOME FUND | 127

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 29, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2021.

For corporate shareholders, 1.67% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 1.67% of dividends paid as qualified dividend income.

For foreign shareholders, 61.38% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1),^

OFFICERS

Christian DiClementi(2), Vice President Gershon M. Distenfeld(2), Vice President Matthew S. Sheridan(2), Vice President Fahd Malik(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. Messrs. DiClementi, Distenfeld, Sheridan and Malik are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

^	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 45 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

		74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,++ Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,++ 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,++ 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,++ 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,++ 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,++ 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,++ 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,++ ^ 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan, 45	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head of Fixed Income.

Christian DiClementi 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Fahd Malik, 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Matthew S. Sheridan, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp, 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes, 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo, 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Stephen M. Woetzel, 50	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2016.

Vincent S. Noto, 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB HIGH INCOME FUND | 139

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

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purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were above the last breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of economies of scale. The directors also informed the Adviser that they would continue to monitor the Fund’s asset levels and consider whether additional breakpoints should be imposed in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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NOTES

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NOTES

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AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0151-1021

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB High Income	2020	$161,146	$1,020	$18,183
	2021	$161,146	$—	$42,567

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2020	$1,032,640	$19,203
			$(1,020)
			$(18,183)
	2021	$1,103,707	$42,567
			$—
			$(42,567)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2021